Exhibit 10.11

Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN

VODAFONE ENABLER ESPAÑA, S.L.

AND

ELEPHANT TALK EUROPE HOLDING, BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES THROUGH A
COMPREHENSIVE TECHNOLOGICAL PLATFORM

1st NOVEMBER 2013

Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

In Madrid, 1st November 2013

ASSEMBLED

ON THE ONE PART,

MR. JOSÉ PAULO DA SILVA DOURADO NEVES, of full legal age and with address for these purposes at Avenida de Europa 1, Parque Empresarial de La Moraleja, 28108 Alcobendas, Madrid, acting as proxy in the name and on behalf of the trading corporation VODAFONE ENABLER ESPAÑA, S.L. (hereinafter, VEE), with Tax Identification Code No. B-82896119. Acting as President of the Board of Directors and specially empowered by agreement of the Board of Directors of 23rd September 2013nathe power of attorney executed before the Notary of Alcobendas (Madrid), Mr. Manuel Rodríguez Marín, on 9 October 2013, with number 2297 in his minute of record.

AND ON THE OTHER,

MR. MARK DIRK MARIN NIJE, of full legal age and with address for these purposes at Schiphol Bouleveard 249, 1118BH Schiphol, the Netherlands, acting as proxy in the name and on behalf of the trading corporation ELEPHANT TALK EUROPE HOLDING, BV. (hereinafter, ELEPHANT TALK), with registration number 34252209, which representation he holds by virtue of the powers granted by a resolution of the Company.

Both Parties appearing declare that they have sufficient legal capacity to enter into a contract and bind themselves, both personally and in the capacity and representation in which they intervene, which they mutually recognize and undertake not to challenge, and, with their mutual consent

Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

THEY DECLARE

I.	That VEE is a company authorized by the sectorial telecommunications legislation to provide complete Virtual Mobile Operator (VMO) electronic communications services by virtue of a Resolution of the Telecommunications Market Commission dated 18 August 2008.

II.	That ELEPHANT TALK is an international provider of electronic communications services for Virtual Mobile Operators through the rendering of operation and technical support services over technological platforms.

III.	That VEE, in the development of its electronic communications activity, is interested in hiring from ELEPHANT TALK and ELEPHANT TALK is interested in providing to VEE certain operation and technical support services over a comprehensive technological platform in the terms and conditions established in this Contract and the Annexes hereto.

IV.	That by virtue of what is set down in the foregoing declarations, the Parties have reached an agreement by which ELEPHANT TALK will provide VEE the services mentioned in the proviso declaration III and that are detailed ahead and that they formalize in accordance with the following

Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CLAUSES

1.	OBJECT OF THE CONTRACT

1.1.	The object of this Contract is the rendering by ELEPHANT TALK to VEE of the operation and technical support services (hereinafter, the “Services”) described in Annexes A, B1, B2, C, D, E of this contract, in the terms and conditions established in this document and its Annexes (hereinafter, referred to jointly as the “contract”).

1.2.	The services shall be rendered by ELEPHANT TALK to VEE over the technological platform described in Annex C of this Contract.

1.3.	This Contract is of an exclusive nature, pursuant to the provisions of the following clauses:

1.3.1	ELEPHANT TALK may not render in Spain the Services either directly or indirectly to any operator other than VEE (with or without its own telecommunications network) that is a direct or indirect competitor of VEE in the Spanish electronic communications market, during the term of the present Contract, as per the obligations laid down in Clause 3.3, except with the express authorization of VEE.

1.3.2	Likewise, VEE may not contract the Services with any other comprehensive technological platform other than ELEPHANT TALK, whilst ELEPHANT TALK is not authorized to render such Services to other operators within the framework of what is established in Clause 1.3.1 and in accordance with the obligation laid down in Clause 3.6, except with the express authorization of ELEPHANT TALK.

1.4	The numbering, codes and other technical parameters allocated to VEE by the competent bodies (MSISDN, IMSI, short numbering codes, ICC, etc.) and which, as and when applicable, are managed by ELEPHANT TALK in the performance of this Contract, shall remain under the control of VEE.

2.	ESTRUCTURE OF THE CONTRACT

2.1.	This Contract is structured in accordance with the following schematic:

2.1.1	Main Body: It includes the Contract’s essential principles and the elements that regulate the relations between the Parties.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

2.1.2	Annex A – Services for the End Customers of the Virtual Mobile Operators (VMOs) of VEE

2.1.3	Annex B1 – Support Services for the Virtual Mobile Operators (VMOs) of VEE

2.1.4	Annex B2 – Support Services for VEE operations

2.1.5	Annex C – Technical Annex

2.1.6	Annex D – Economic Terms and Conditions

2.1.7	Annex E – Capabilities and Undertakings relating to Project Management

2.1.8	Annex F – Communications and Official Contact List

2.1.9	Annex G – Data Protection

2.1.10	Annex H – Security and Fraud

2.1.11	Annex I – Ethical Purchases

2.1.12	Annex J – General Health & Risk-Prevention Conditions

2.1.13	Annex K – Requirements for Compliance with the Sarbanes-Oxley Rules

2.1.14	Annex L – Certificates

2.1.14.1	Fiscal Certificate
2.1.14.2	Labor Certificate
2.1.14.3	Copy of Insurance Policy

2.1.15	Annex M – Definitions

2.1.16	Annex N – Environment

2.1.16	Annex O – Information Security General Regulation

2.1.17	Annex P – Anti Bribery

2.2.	The Annexes may have their own associated Appendices, if so decided with the mutual consent of the Parties.

2.3	Both Parties explicitly acknowledge that all the elements comprising this Contract have the same status.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

2.4.	Each one of the Annexes and Appendices, when applicable, as well as any future updates or additions which the Parties may agree to incorporate into this Contract, suitably signed by both Parties, shall form an integral part thereof. The rights and obligations deriving there from shall be exercisable or enforceable from the date it is signed, except in the case of an agreement to the contrary on the validity date.

3.	ESSENTIAL OBLIGATIONS OF THE CONTRACT

The Parties explicitly acknowledge the essential nature of the following obligations within the framework of this Contract:

A.	Obligations of ELEPHANT TALK:

3.1	Ensure the rendering of the Services that are the object of the Contract in the terms and conditions established in the same.

3..2	Likewise, ELEPHANT TALK accepts the following obligations:

3.2.1	Guarantee that the rendering of the Services under this Contract shall be carried out in accordance with the technologies and modalities currently in existence and working, which shall be suitably maintained and upgraded on the basis of the mobile electronic communications market’s development. In this connection, ELEPHANT TALK guarantees the adequate upgrading of the functionalities, services, platform architectures and technologies available in the telecommunications market at any given moment, as per the roadmap which both Parties will keep updated in order to guarantee their dimensioning in accordance with the growth in the VEE services. The roadmap will be designed and kept updated on the basis of independent benchmarking, reflecting the existing developments in the market.

3.2.2	To facilitate VEE the access to future technologies and technological innovations that may appear in the telecommunications market, always provided that a prior request has been made, and that the aforesaid technologies and innovations are within the scope of ELEPHANT TALK.

ELEPHANT TALK must notify and make available to VEE, sufficiently in advance for VEE to be able to offer it in the market, the implementation of any new functionality whether deriving from a new project or technology or the consequence of the existing functionalities’ evolution, within the mobile telecommunications environment. In particular, ELEPHANT TALK is committed to providing - within a maximum of [*] - since the signing of the Contract a detailed and accurate plan for the evolution of their infrastructure in such a way that it supports LTE/4G technology and thus allow VEE to provide a LTE/4G mobile communications service within a maximum of [*] from the date of signature of this Contract.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

3.2.3	Guarantee the adequate updating of commercial conditions, as regards both the services that are the object of this Contract and any new services that may arise, based on the needs expressed by VEE to keep itself competitive in the market in which it conducts its activities. The economic terms and conditions for the development of new services not included in the object of the Contract, as established in Annexes A, B, C, D and E, shall be established in accordance with the provisions of Annex D.

3.2.4	Guarantee the adequate maintenance of the commercial structure and prices, as described in detail in Annex D, in the cases contemplated in 3.2.1 and 3.2.2.

3.3	Additionally, ELEPHANT TALK commits not to render, either directly or indirectly, the operation and technical support services under this Contract to any operator other than VEE (with or without its own telecommunications network) that is a direct or indirect competitor of VEE in the Spanish mobile electronic communications market, during the term of [*], except with the express and written authorization of VEE.

B. Obligations of VEE:

3.4.	To make the payments owed by virtue of this Contract in the terms and conditions of Clause 13 and Annex D relating to the economic terms and conditions.

3.5.	Fulfillment in good faith of its obligations to provide maximum support to ELEPHANT TALK in this Contract’s application and performance.

3..6.	Obligation of VEE, pursuant to the provisions of Clause 1.3.2, not to contract the Services under this Contract with any other comprehensive technological platform different to ELEPHANT TALK, except with the previous express and written authorization of ELEPHANT TALK.

4.	VALIDITY

4.1	This Contract shall enter into force on the date it is signed, that is, November 1st 2013, and shall remain in force for a 5-year term. This Contract shall be automatically renewed for successive terms of one (1) years as from the completion of the initial term and/or that of its renewals, except when either of the Parties notifies the other in writing of its intention to the contrary, at least six (6) months in advance of the conclusion of the term that is in force.

4.2	In the event of a change of control occurs in [*], company which currently is [*], understood as the acquisition by a company outside the Group of companies to which [*] belongs or of a participation involving the majority of its voting rights, and provided that [*] have elapsed since the signing of this Contract, VEE will be entitled to decide to [*]. If as a result of the foregoing, [*].

4.3	In the event that the situation described in clause 4.2 occurs, ELEPHANT TALK’s obligation of exclusivity, as described in clause 3.3 will cease to apply from [*] notification of VEE of [*] ELEPHANT TALK.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

4.4	In the event that ELEPHANT TALK decided not to extend this agreement, the provisions of clause 6.4 shall apply.

4.5	The parties agree that the effective delivery of the services referred to in annexes A and B will continue from the date of signature of this Contract.

5.	CONTRACT REVIEW AND AMENDMENT

5.1	In the event that one of the cases described below were to arise, the Parties are hereby legitimized to request, in writing, the opening of negotiations that, as and when applicable, shall give rise to the review and amendment of the affected points of the Contract, subject to the agreement of the Parties:

5.1.1	[*]

5.1.2	[*]

5.1.3	[*]

5.1.4	[*]

5..2	The negotiations for the Contract’s review and/or amendment must comply with the following rules:

5.2.1	The Parties undertake to negotiate in good faith.

5.2.2	The Parties undertake to mutually make available all the essential information for the development of the negotiations, under the confidentiality obligation established in Clause 9.

5.2.3	During the course of the negotiation process for the Contract’s review, it shall be understood that the validity thereof has been provisionally renewed, except in the case of an agreement of the Parties to the contrary.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

6.	CONTRACT TERMINATION AND CONSEQUENCES

6.1	The Contract shall terminate for the general causes accepted in Law and, in particular, for the following causes:

6.1.1	With the mutual consent of the Parties, expressly indicated in writing and with the setting of the Contract’s termination date.

6.1.2	Due to the termination of the initial validity period or of the tacit renewal, as established in Clause 4.1, always provided that one of the Parties notifies the other in writing of its intention to exclude the Contract’s renewal, a minimum of six (6) months in advance of that date.

6.1.3	Due to the revocation, cancellation or modification, by the Authorities, of the legal authorization held by VEE when, in this latter case, fulfillment of the obligations laid down in this Contract is prevented. Both Parties shall do their utmost to avoid this situation.

6.1.4	Due to the entry in the body of shareholders of ELEPHANT TALK of a direct competitor of VEE or of the VEE Group in the mobile electronic communications market, whenever such acquisition of shares involves (i) the taking of control by the direct competitor of ELEPHANT TALK in the sense of Article 42 of Spain’s Commercial Code; or (ii) the appointment of at least one Director on the Board of Directors of ELEPHANT TALK.

6.1.5	Due to the entry in the body of shareholders of ELEPHANT TALK of a company that in the [*] following entry becomes a direct competitor of VEE or of the VEE Group in the Spanish mobile electronic communications market, whenever such acquisition of shares involves (i) the taking of control by the direct competitor of ELEPHANT TALK in the sense of Article 42 of Spain’s Commercial Code; or (ii) the appointment of at least one Director on the Board of Directors of ELEPHANT TALK.

For the purpose of Clauses 6.1.4 and 6.1.5, ELEPHANT TALK undertakes to communicate to VEE whatsoever acquisition of shares on the part of a direct competitor of VEE or of its Group, at the moment such acquisition takes place or the moment at which it has knowledge thereof and is authorized to make such communication.

6.1.6	Likewise, due to the entry of ELEPHANT TALK in the body of shareholders of a competitor of VEE or of its Group in the Spanish mobile electronic communications market, whenever such acquisition has the same consequences as those described in Clauses 6.1.4 and 6.1.5 above.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

6..2	ELEPHANT TALK may seek the unilateral discharge of Contract through an express and written communication in the following case:

6.2.1	Whenever VEE fails to fulfill any of its essential obligations contained therein and always provided that such non-fulfillment is not remedied by VEE within a 30-day term as from the notification requesting remedy.

6.3	VEE may seek the Contract’s unilateral discharge by means of an express and written communication in the following cases:

6.3.1	Whenever ELEPHANT TALK fails to fulfill any of the Contract’s essential obligations established in Clause 3 thereof.

In the event of non-fulfillment on the part of ELEPHANT TALK of the obligations laid down in Clause 3.2, discharge may be made effective by VEE whenever ELEPHANT TALK fails to remedy such non-fulfillment within a thirty (30) day term as from the notification requesting remedy.

6.3.2	In the case of repeated non-fulfillment of the operation and quality indications established in Annexes A, B, C and E.

6.4	The Contract’s termination for whatsoever cause shall not necessarily involve the immediate cessation of the rendering of the ELEPHANT TALK services to VEE and the latter may request ELEPHANT TALK to continue with the rendering thereof. ELEPHANT TALK shall guarantee the continuity of the rendering of the services in the same conditions as those in which they were being rendered up to termination, always provided that such conditions comply with what has been agreed in the Contract, during a minimum term of twenty four (24) months after the Contract’s termination or at any event during the time that may be necessary for VEE to reach a similar agreement to this one and to satisfactorily migrate all the services to the new platform, and the platform remains stable, understanding by such the criterion that the Technology Department of VEE may establish. Similarly, ELEPHANT TALK shall guarantee complete transparency and the necessary technical support so that migration takes place with maximum speed and least impact on the activity of VEE. During this period, ELEPHANT TALK shall be authorized to render its services to operators other than VEE.

6.5	Right to take over control of the service and platforms operation right.

6.5.1	VEE is empowered to take over the provision of the services as described in this clause 6.5, either directly or through a third party, in case that VEE cannot generally provide its customers one or more of the essential services that it provides its customers with the services provided by ELEPHANT TALK, as a consequence of the existence of any of the circumstances referred occur (hereinafter the "Circumstance/s") and ELEPHANT TALK is not able to put remedy in a maximum period of forty five (45) calendar days from the date of notification by VEE to ELEPHANT talk:

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

(i)	if VEE is in a serious breach of its legal or regulatory obligations by fault of ELEPHANT TALK and it can cause it to lose its license or constitutes a very serious infringement.

(ii)	if ELEPHANT TALK enters into liquidation or his personality, is extinguished or is in a situation of Declaration of bankruptcy or proceeds to the general dismissal of payments.

(iii)	If ELEPHANT TAK seriously breaches its obligation to develop and maintain the hardware or software in order to achieve the object of the present contract and, after being notified by VEE for the effective and necessary compliance with these obligations, ELEPHANT TALK does put remedy the same within the aforementioned.

(iv)	If ELEPHANT TALK loses the employees that are considered as key and cannot replace them in a reasonable period of time and as a result it is impossible to perform its main obligations under this agreement.

6.5.2.	In accordance with the above, in case that ELEPHANT TALK could not remedy and/or remove the circumstance/s within the period of forty five (45) calendar days, VEE is enabled to take over of the provision of services, previous irrefutable notification to ELEPHANT TALK with twenty (20) calendar days of the effective date of the takeover of the operation by VEE. In this notice, unless ELEPHANT TALK corrects the circumstance before that date. In this notification, VEE shall specify in a reasoned way the circumstance and the proposed strategy to solve it.

6.5.3.	As soon as possible, and after receipt of the notification referred to in the preceding paragraph, the parties shall reach an agreement on the way and scope of the takeover of the operation by VEE and if the parties fail to reach an agreement in this regard during the period of twenty (20) days from the notification and VEE continues willing to exercise its right to take over of the operation, VEE will be empowered to exercise its right notifying ELEPHANT TALK in which way it will be exercised as well as stating if it will require a third party to act on its behalf, if that was the case.

6.5.4	ELEPHANT TALK must fully cooperate and provide all reasonable and necessary assistance to VEE and/or to any third party hired by VEE (provided that, if the latter is a competitor of ELEPHANT TALK or a company of the Group of ELEPHANT TALK, the prior consent of ELEPHANT TALK is required, which can't be refused it except in a reasoned manner) to allow the resumption of the affected services VEE, allowing at least:

(i)	Take reasonable control over the management of the equipment and systems required for the provision of services;

(ii)	access to the management reports related to the services affected by the circumstance and that are necessary to ensure a correct performance of the Services;

(iii)	sign an agreement for the provision of Services subject to this agreement with a third party in the context of this clause, confirming that VEE is exercising its rights in accordance with the same.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

6.5.5	If VEE exercises its rights under this clause it will be obligated to make the payments agreed in Annex D - economic to ELEPHANT TALK for the Services during the period in which VEE has exercised its right to take over operation control, being ELEPHANT TALK obliged to bear the costs incurred by VEE in a justified way by the exercise of the take over the provision of services. In the event that these costs are greater than the invoiced amount, such costs will be billed to ELEPHANT TALK.

6.5.6.	The take over operation control right by VEE set in this clause shall cease as soon as the Circumstance, is resolved unless VEE has exercised its rights through a third party. In this case, the taking control of the operation by VEE may be extended until [*] of ELEPHANT TALK and never more [*] days] from the resolution of the Circumstance

6.5.7	VEE may exercise the powers set forth in this section without prejudice to any other right or faculty established in the Contract.

6.6	The Contract’s termination due to the elapsing of the initially agreed 5-year term or any of its renewals shall not involve the immediate cessation of the rendering of the ELEPHANT TALK services to VEE in respect of those VEE customers which, at the moment of termination, have been incorporated into the comprehensive technological platform for a term of less than 18 months. The rendering of the ELEPHANT TALK services to VEE in the terms and conditions of this Contract shall apply in respect of each customer during the term that remains up to the 18-month term’s completion.

6.7.	At any event, the Contract’s discharge for any of the causes provided for in this Clause shall not represent the waiver by either of the Parties of the exercise of the actions that may correspond to them by Law and shall not release the Parties from fulfillment of their outstanding obligations.

6.8	The obligations contained in the Clauses indicated below shall remain in force after the Contract’s termination for a 5-year term: Clause 9 (Confidentiality) and Clause 11 (Applicable Legislation and Binding Settlement of Disputes).

7.	PENALTY CLAUSE FOR EARLY DISCHARGE

7.1	Within the framework of Clauses 6.1.4, 6.1.5, 6.1.6, 6.2 and 6.3, which grant the right to the Party not causing the situation described to seek unilateral discharge of Contract, and without prejudice to the compensation for damages and losses to which it may give rise, as a penalty clause expressly convened between the Parties, the following penalties are established for the cases described below:

7.1.1	In the cases provided for in Clauses 6.1.4, 6.1.5, 6.1.6 and 6.3, should it be VEE which exercises the right to unilateral discharge of contract on the grounds of the existence of any of the circumstances established as a cause for discharge of contract by a unilateral resolution in its favor, ELEPHANT TALK shall pay VEE the corresponding amount as established in the following table:

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

[*]		Applicable penalty
	S < [*]		[*]	€
[*] =	S <	[*]	[*]	€
[*] =	S <	[*]	[*]	€
[*] =	S <	[*]	[*]	€
[*] ≤ S < [*]			[*]	€
[*] ≤ S < [*]			[*]	€
S > [*]			[*]	€

The Parties agree that the total number of services in the platform (S) shall be the average of the [*].

7.1.2	In the case provided for in Clause 6.2, if it is ELEPHANT TALK which exercises the right to unilateral discharge of contract, on the grounds of the existence of any of the circumstances established as a cause for discharge of contract by a unilateral resolution in its favor, VEE must pay ELEPHANT TALK, as a penalty, an amount equivalent to that which ELEPHANT TALK has invoiced to VEE during the [*] immediately prior to the exercise of the unilateral discharge right, up to a limit equivalent to the applicable penalty as per Clause 7.1.1 for the corresponding number of services [*].

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

8.	ECONOMIC LIMIT OF THE PARTIES’ LIABILITY IN THE CONTRACT’S PERFORMANCE

8..1	Each Party shall be responsible for the adequate fulfillment of its obligations under this Contract, subject, in respect of possible claims lodged by one Party against the other, to the following limits:

8.1.1	There shall be no limitation on their liability other than that which applies pursuant to Spanish legislation in respect of losses that, being due to actions or omissions, comprise: losses produced by the infringement of industrial or intellectual property rights; injuries caused to persons; damage caused to material goods; or losses caused by willful intent.

8.1.2	Outside the aforementioned cases, in respect of losses caused by serious negligence in actions or omissions, the responsible Party shall be answerable up to a maximum limit of [*] Euros ([*] €) in respect of consequential damages, loss of earnings, loss of profits and/or loss of data.

8.1.3	Outside the aforementioned cases, in respect of losses caused by ordinary negligence in actions or omissions, the responsible Party shall be answerable up to a limit of [*] Euros ([*] €).

8.1.4	One Party shall be liable before the other for the losses caused (particularly for the loss of logs, data or any other information) due exclusively to the latter’s non-fulfillment of the obligations accepted by it by virtue of this Contract.

8.2	The Parties shall not be responsible for the delay, fault in the execution or any other non-fulfillment of any of their contractual obligations when such delay, fault in the execution or non-fulfillment is due to the existence of a cause of force majeure.

The Party invoking the partial or complete impossibility of the Contract’s performance for a cause of force majeure must inform the other Party, as quickly as possible and by whatsoever means, the nature, cause, scope and estimated duration of the event. For the time that the event and the effects arising there from last, the Parties shall act and co-ordinate in good faith their efforts with a view to adopting as many measures as may be necessary and essential to alleviate and/or overcome them.

The Parties’ contractual undertakings and obligations shall be suspended if the event of force majeure and its effects cannot be alleviated, remedied and/or overcome within the seven days following that on which it was notified. Nevertheless, if the situation caused by force majeure were to continue after one month has elapsed since the event was notified, the Contract shall be lawfully terminated without giving rise to compensation of whatsoever type in favor of either of the Parties.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

8.3	ELEPHANT TALK shall keep VEE free from all responsibility and claim that any third party may file against the latter by virtue of this Contract’s performance. To this end, whatsoever claim made against VEE for this reason shall be notified immediately to ELEPHANT TALK so that it can appear in the claim as necessary and/or voluntary passive joint litigant, together with a lawyer representing its position, against the claim, without this representing on the part of VEE abandonment of the right to defend itself in each proceeding, for as long as it continues to appear as the defendant, co-defendant, passive joint litigant or third party in the action.

8.4	Under no circumstances shall the liability deriving from the application of Clauses 8.1.2 and 8.1.3 exceed the limit of [*] Euros ([*] €) for each 12- month term of the Contract.

9.	CONFIDENTIALITY

9.1	Neither VEE nor ELEPHANT TALK may disclose to third parties, without the prior express and written consent of the other Party, any information relating to the content of this Contract or relating to the other Party or the relations of the other Party with its own customers, to which it may have access as a consequence of this Contract, undertaking to treat such information confidentially. The confidentiality obligation established in this Clause shall remain in force during the Contract’s performance and for a term of thee (3) years once it has terminated.

9.2	DEFINITIONS

9.2.1	For the purpose of this Contract, the following expressions shall be interpreted as per the definitions that appear after them, as follows:

-	“Own Information”: As an example but by no means limited thereto, the following shall be deemed to be “Own Information”: discoveries, concepts, ideas, know-how, techniques, designs, drawings, drafts, diagrams, models, samples, databases of all types, and any technical, financial or commercial information of either of the Parties.

-	“Source”: Either of the Parties shall be deemed to be the “Source” whenever, within the terms of this Contract, it is the one which supplies the Own Information.

-	“Addressee”: Either of the Parties shall be deemed to be the “Addressee” whenever, within the terms of this Contract, it is the one which receives the Own Information from the other Party.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

9.3	OWN INFORMATION

9.3.1	The Parties agree that any information relating to financial, commercial, technical and/or industrial aspects of either one of them or of their respective businesses supplied to the other Party as a consequence of the agreements they may reach (regardless of whether or not such transfer is verbal, written, on magnetic support or any other computerized mechanism, graphic or of any other type) shall be deemed to be confidential information and shall be treated pursuant to the provisions of this document. For the purpose of this Contract, such information and its copies and/or reproductions shall be deemed to be “Own Information”.

9.4	EXCLUSION FROM THIS CONTRACT

9.4.1	The following information shall not be deemed to be Own Information and neither shall it be treated as such:

i)	When it is public knowledge at the moment of the supply to the Addressee or, when the supply has been made, it achieves such condition without the Addressee having infringed the provisions of this Contract.

ii)	When it can be demonstrated by the Addressee, through its archives, that it was in its possession through legitimate means prior to the information being supplied by the Source, without any confidentiality agreement being in force at that moment.

iii)	When it has been widely disclosed without any limitation by its legitimate creator.

iv)	When it was created completely and independently by the Addressee, with the latter being able to demonstrate this fact through its archives.

9.5	CUSTODY AND NON-DISCLOSURE

9.5.1	The Parties shall treat as confidential the other Party’s Own Information that may be supplied to them and agree to its strict safeguard and custody and not to disclose or supply it, whether partially or in full, to whatsoever third party (with the exception of the companies in the Group to which VEE belongs) without the prior express and written consent of the Source. Such consent shall not be necessary when the obligation to supply or disclose the Source’s Own Information by the Addressee is imposed by Law, a firm legal Judgment, arbitration award or firm Administrative decision.

9.5.2	This Contract does not authorize either of the Parties to demand from the other the supply of information and any such obtainment of information from or about the Source by the Addressee shall be received by the latter with the prior consent of the former.

9.5.3	All consequences deriving from the negligent custody and/or willful or negligent disclosure of the Own Information, consequent information or a consequence of the Own Information or consequent information or a consequence of the Contract shall be deemed to be an act of unfair competition, without exclusion of the definition thereof as a crime that may be made in any applicable legislation, including a criminal wrong.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

9.6	OWN INFORMATION SUPPORT

9.6.1	All or part of the Own Information, papers, books, accounts, recordings, lists of customers and/or partners, computer programmers, procedures, documents of all types or technology, the supply of which is made under the condition of Own Information, regardless of the support in which it is contained, shall be treated as secret, confidential and restricted.

9.7	OWN INFORMATION DESTINATION

9.7.1	It shall be possible for the Own Information to be made known by the Addressee to its managers and/or employees, without prejudice to the Addressee adopting all the necessary measures for the true and exact fulfillment of this Contract, having the obligation of informing the one and the other of the confidential, secret and restricted nature of the information it is making known, and of the existence of this Contract.

9.7.2	Likewise, the right of VEE to make available the Own Information it receives from the Source to the companies in the Group to which VEE belongs is hereby recognized, with such companies being subject to the confidentiality and secrecy obligations in the terms and conditions of this Contract.

9.7.3	The Addressee must give its managers and/or employees all the guidelines and instructions it may consider appropriate or advisable for the purpose of safeguarding the confidential, secret and restricted nature of the Source’s Own Information.

9.7.4	Without prejudice to the provisions of the foregoing paragraphs, each Party shall be responsible not only for the conduct of its managers and/or employees but also for the consequences that may result pursuant to the provisions of this Contract.

9.8	RESPONSIBILITY IN THE CUSTODY OF THE OWN INFORMATION

9.8.1	The addressee shall be responsible for the custody of the Own Information and as many copies as it may have thereof supplied by the Source, for the purpose of its treatment as confidential, secret and restricted, having the obligation of returning the Own Information and copies thereof to the Source upon termination of their commercial relations, or earlier, when so requested by the Source.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

10.	CONTRACT ASSIGNMENT

10.1	ELEPHANT TALK may not assign the rights and obligations under this Contract, either partially or in full, without the prior express and written consent of VEE. The foregoing notwithstanding, either of the Parties shall be able to partially or fully assign the rights or obligations under this Contract to any company pertaining to its corporate Group in the sense laid down in Article 42 of the Commercial Code, without having to pay any additional amount whatsoever.

10.2	At any event, whenever consent to assignment is granted by the non-assigning Party, the assigning Party shall be jointly and severally responsible, with the assignee, for the obligations assumed by virtue of this Contract.

In any case, ELEPHANT TALK may only assign the rights and obligations under the Contract to companies that prove to properly dispose of human, technical, intellectual, financial and economic means and materials necessary to assume the obligations arising out of this Contract. Otherwise, the possibility of assignment described in the previous clause 10.1 would be automatically revoked.

10.3	The economic and all other rights generated or that may be generated by this Contract may not be encumbered with rights thereon in favor of third parties without the prior express and written consent of VEE, which may not be withheld in an unjustified way.

11.	APPLICABLE LEGISLATION AND BINDING SETTLEMENT OF DISPUTES

11.1	This Contract is subject to the Laws of the Kingdom of Spain.

11.2	This Contract shall be signed in Spanish. In the event of a discrepancy on the Contract’s interpretation, amendment or performance, the Parties agree that the Spanish version shall prevail. At any event, the Parties undertake to use their best endeavors to settle such discrepancy, avoiding as far as is possible having to resort to litigation.

11.3	For the settlement of whatsoever dispute relating to this Contract’s interpretation and fulfillment, both Parties abide by the jurisdiction of the Courts and Tribunals of the city of Madrid.

12.	RESPONSIBILITY OF ELEPHANT TALK IN THE CONTRACT’S PERFORMANCE

12.1	SERVICE QUALITY LEVELS AND COVERAGE

12.1.1	ELEPHANT TALK guarantees to VEE that the quality of the service offered shall maintain the service levels described in Annexes A, B, C and E.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

12.1.2	ELEPHANT TALK shall adequately dimension the infrastructure and resources made available to VEE for the rendering and economic valuation of the services included in the Contract, in accordance with the necessary traffic and network planning forecasts made available through the mechanisms which the Parties shall establish for the Contract’s correct working. VEE shall provide ELEPHANT TALK with forecasts on traffic and number of services a minimum of three months in advance. ELEPHANT TALK undertakes to dimension the human and material resources in accordance with these forecasts so as to guarantee the agreed service levels, always provided that the real traffic volumes and/or number of services are kept within deviations of up to +[*] with respect to the forecast. Above that value, ELEPHANT TALK undertakes to use its best endeavors to maintain the agreed service levels.

12.1.3	ELEPHANT TALK shall manage the complete performance of this Contract. For this, ELEPHANT TALK shall act diligently in the performance of the Contract’s object, procuring the supply, execution and completion of the whole in the agreed terms and conditions, rendering such services either directly or through subcontracts with the individuals or bodies corporate that effectively render such services. The contractors selected by ELEPHANT TALK must be duly authorized and qualified for conducting such functions and under no circumstances must VEE be affected by whatsoever responsibility or liability resulting from such election, lack of performance or negligence in the fulfillment of the obligations assumed by ELEPHANT TALK or the subcontractors chosen by it.

12.1.4	Quality in the Contract’s Performance

12.1.4.1 ELEPHANT TALK undertakes to make available all the technical, human, material and economic resources that may be required for fulfilling the object of this Contract. It shall be responsible for obtaining all the necessary licenses, permits and authorizations for fulfilling the object of this Contract and for their adaptation to the contracted purpose.

12.1.4.2 The Parties accept that, in the rendering of some of the services under this Contract, the prevailing legislation may require that some of them have to be carried out through third parties other than ELEPHANT TALK.

12.1.4.3 ELEPHANT TALK assumes the guarantee of fulfillment of the administrative, employment and tax requirements and obligations associated with the performance of this Contract, whether carried out directly or through subcontracted third parties.

12.1.4.4 In any circumstance and at any moment, VEE may require from ELEPHANT TALK the adaptation of the Contract’s object to the legislation on personal and material safety and security as imposed by the applicable legislation and the replacement of the defective object should it not be adequate for the contracted purpose, as per the technical specifications, at no additional cost.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

12.2	CASES OF DISCONNECTION OF SERVICE

VEE may disconnect its network from the service provided by ELEPHANT TALK in the cases described below without this being taken as non-fulfillment of any of its obligations:

12.2.1	Whenever the safety and integrity of its network is in such danger that this could seriously affect its working.

12.2.2	Whenever people’s integrity is at risk.

12.2.3	In those cases in which interoperability of the services of VEE or of its customers is endangered to the extent that the rendering thereof is seriously affected.

12.2.4	In the event of a serious infringement of the regulations relating to the secrecy of communications and the right to honor, privacy and protection of data of a personal nature, with serious violation of third-party rights.

12.2.5	Whenever, with the existence of any of the causes of discharge of Contract established in Clause 6, the nature thereof makes it essential to disconnect the service or a part thereof, prior to the services’ final cessation during the Transition Period.

13.	MONETARY CONSIDERATIONS

14.	13.1 Prices of the Services under the Contract

13.1.1	The invoicing prices and conditions applicable to the services under this Contract are established in Annex D “Economic Terms and Conditions”.

13.1.2	All the prices and terms and conditions of an economic content included in this Contract and its Annexes are given without including VAT or other indirect taxes.

13.2	Taxes

13.2.1	All present or future taxes of whatsoever type that may be incurred as a consequence of this Contract’s execution and performance shall be settled by the Parties in accordance with the Law.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

15.	SECRECY OF COMMUNICATIONS AND PERSONAL DATA PROTECTION

14.1	At all times ELEPHANT TALK shall guarantee the Secrecy of the Communications to which it may have access during the rendering of the services under this Contract, as per the provisions of the applicable Spanish regulations in force at any given moment.

14.2	For the rendering of the services under this Contract, ELEPHANT TALK shall have access to the personal data contained in the files of VEE; consequently, such data may only be processed in accordance with the provisions of Annex G. At any event, ELEPHANT TALK undertakes to abide by all the provisions that may apply on the subject and, in particular, those of Spain’s Organic Law 15/1999 of 13 December 1999 of the Protection of Personal Data (hereinafter, “LOPD”) and other regulations for its application in force at any given moment.

15.	SAFEGUARDING OF INTELLECTUAL AND INDUSTRIAL PROPERTY RIGHTS AND THE PARTIES’ RIGHTS

15.1	“Intellectual and Industrial Property Rights” (hereinafter, “IPR”) shall be deemed to be all the intellectual and industrial property rights (including, without limitation, all rights of an economic or personal type, such as copyright) that are recognized at this moment or in the future by Spanish intellectual or industrial property legislation or the laws of any jurisdiction applicable to the case, including, without limitation, all inventions (and, of them, the inventions implemented in the IT sector with or without patent), patents, “utility models”, industrial designs, semiconductor topography rights, trade-marks and service marks, whether registered or unregistered, reproduction rights, logos, presentation names and commercial names, know-how (but only to the extent that the foregoing can confer a legal protection or license under the pertinent applicable legislation), domain names and goodwill associated with all of them, including in each case the capacity (should it exist) (i) to apply for whatsoever registration whether necessary or simply appropriate for obtaining or protecting such rights in any part of the world and any register thereof, and (ii) to claim whatsoever compensation or any other remedy for the infringement of such rights. IPR shall include, without limitation, all the intellectual and industrial property rights registered with an official register in any part of the world and the applications for registration and the concession rights thereof and any right or form of protection of a similar nature throughout the world.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

15.2	The Parties shall maintain all the rights over their respective names, logos, marks, databases and/or any other goods protected by the prevailing rules on the subject of IPR. Likewise, the Parties shall maintain all the rights over their respective patents, “utility models”, industrial designs, databases and/or any other goods protected by the IPR.

15.3	ELEPHANT TALK shall only be able to use the IPR of VEE (or of the companies in the Group to which it belongs) in the terms and conditions for which the latter authorizes such use and, at any event, such authorization shall refer strictly to the development of the activity under this Contract. In the event of a modification, and at the request of VEE, ELEPHANT TALK has the obligation of permanently and immediately updating, eliminating or replacing the IPR of VEE or of the companies in the Group to which it belongs.

VEE may only use the IPR of ELEPHANT TALK (or of the companies in the Group to which it belongs) in the terms and conditions for which the latter authorizes such use and, at any event, such authorization shall refer strictly to the development of the activity under this Contract. In the event of a modification, and at the request of ELEPHANT TALK, VEE has the obligation of permanently and immediately updating, eliminating or replacing the IPR of ELEPHANT TALK or of the companies in the Group to which it belongs.

15.4	The Parties may not make use of or possess marks, domain names or other IPR rights that can be confused with the industrial property rights which the other Party or other companies in the Group to which it belongs exploit in the placing on the market of their products and services. The Parties may only use the other Party’s IPR for the purpose of carrying out the object of this Contract, having the obligation of using their own name in all their other activities.

15.5	In particular, the ownership and all the IPR over the software, operating manuals, designs, distinctive signs and associated documentation, supplied or made available to VEE by ELEPHANT TALK as part of the Service or developed within another scope that are the property of ELEPHANT TALK shall continue to be the full property of ELEPHANT TALK or of the owner thereof. Whenever software, owned by ELEPHANT TALK or third parties, is supplied to VEE or its customers together with any of the Services, ELEPHANT TALK shall grant VEE or its customers a non-exclusive and non-transferrable license (except for the companies in the Group to which they belong that operate in the Spanish mobile electronic communications market) to use, store, develop, reproduce and distribute that software solely in connection with those Services. Likewise, VEE shall also be allowed to make a reasonable number of backup copies thereof.

15.6	Except in the case of an agreement to the contrary between the Parties, the new IPR developments carried out exclusively for VEE, which are requested through the corresponding document for the special project relating to the Services under the Contract, shall be the exclusive property of VEE. The foregoing notwithstanding, without prejudice to the Parties convening other conditions, VEE shall grant to ELEPHANT TALK a non-exclusive and non-transferrable usage license, which cannot be sub-licensed, for the new IPR developments and solely for the rendering of the Services.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

15.7	VEE undertakes to transfer to its customers the need to sign the agreements that the owner of the IRP may reasonably request in relation to any material provided by ELEPHANT TALK in the Contract’s performance, when so required.

15.8	Whatsoever inclusion of the object of this Contract or the performance thereof in an advertising or promotional campaign, by virtue of which the name of one of the Parties or any other IPR of the latter or of any of the companies in the Group to which it belongs is announced, inserted or used, shall require the prior express and written consent of such Party.

15.9	VEE is the holder of all the IPR to which ELEPHANT TALK may have access for the purpose of this Contract’s performance. Under no circumstances shall it be understood that by virtue of this Contract VEE grants to ELEPHANT TALK a license to use the IPR with which VEE or any of the companies in the Group to which it belongs place their telecommunications products and services on the market.

15.10	In turn, ELEPHANT TALK declares under its sole responsibility that it is the holder of all the patents, marks, utility models, copyrights, registered designs and other IPR that are necessary for rendering to VEE the services established in this Contract.

ELEPHANT TALK undertakes to compensate VEE for any claim or legal proceeding having its origin in the infringement (or alleged infringement) of any patent, design or copyright by virtue of the possession or use by VEE of any equipment or software made available by ELEPHANT TALK pursuant to this Contract. To this end, VEE must notify whatsoever alleged infringement to ELEPHANT TALK immediately and in writing, must not admit anything relating to the infringement, shall allow ELEPHANT TALK to direct the proceedings and negotiations, giving it all reasonable assistance, and must authorize it, always for the account of ELEPHANT TALK, to modify the equipment or software or obtain the corresponding license so as to avoid the infringement.

15.11	Within a term of thirty (30) days from this Contract’s execution, ELEPHANT TALK undertakes to sign an agreement with an escrow entity (selected by ELEPHANT TALK) for the purpose of depositing the source code, development programmers, operating manuals and all other associated documentation that may be necessary for the correct maintenance of the deposited software, being that which is necessary for the correct rendering of the Services under this Contract. Likewise, within a term of ten (10) days from this Contract’s execution, ELEPHANT TALK shall remit a copy thereof to VEE.

Consequently, the object of this deposit is to guarantee to VEE future access to the source code when one or several of the following circumstances arises:

•	Whenever ELEPHANT TALK is liquidated or wound up; it starts whatsoever mercantile or bankruptcy proceeding for the purpose of the company’s liquidation or winding up; it finds itself in a situation of insolvency or takes action for the company’s merger or spin off; or whenever it is going to cease or change the corporate purpose of its business.

•	Whenever ELEPHANT TALK is accredited as a debtor in a third-party bankruptcy proceeding; it is called by the Administration or whatsoever other official public or private body to declare on all or part of its assets or goods on the occasion of the commencement of an audit or inspection; an administrative order is served on ELEPHANT TALK; it signs an agreement by virtue of which payment to its creditors is established on the basis of the profit obtained by ELEPHANT TALK.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

•	Whenever ELEPHANT TALK fails to comply with its obligations to support, guarantee and maintain the software in order to achieve the object of this Contract and, after being notified by VEE for the effective and necessary fulfillment of such obligations, ELEPHANT TALK fails to comply with them within a thirty-day term from the notification.

VEE shall be able to use, share and sub-license the source code in accordance with the circumstances indicated in the foregoing section and solely for the purpose of (i) carrying out the support, guarantee and maintenance operations, and (ii) for the continuity, enhancement or updating of the rendering of the Services under this Contract. VEE shall have the right, at its election, to share or license the source code, either with an employee or with a third party authorized by VEE for the purpose of complying with a series of previously established support, guarantee, maintenance, enhancement and updating obligations in favor of ELEPHANT TALK for the performance of this Contract. VEE may only share or license the source code when such subject has previously accepted a written commitment under which it undertakes to maintain the confidentiality of such source code and to use it solely for the purpose of fulfilling the obligations imposed by VEE.

In the event that instead of belonging to ELEPHANT TALK the source code belongs to a third party from which it has been obtained, ELEPHANT TALK must endeavor to ensure that the legitimate owner thereof also carries out the deposit of such source code in the same terms and conditions as those established for ELEPHANT TALK.

To the extent that ELEPHANT TALK may endeavor to assign to a third party its intellectual property rights over the software which is being used for developing the rendering of the Services under this Contract, having been previously licensed to VEE, ELEPHANT TALK prior to such assignment must notify and obtain the prior consent in writing of VEE.

The fees corresponding to the deposit shall be for the account of ELEPHANT TALK and shall be included in the maintenance service fee.

After notifying ELEPHANT TALK accordingly, VEE shall request from the chosen escrow entity, without the need for the prior authorization of ELEPHANT TALK, the availability and sending of the corresponding source code with due justification of the reasons why it is requesting it.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

16.	MARKETING AND PUBLIC RELATIONS

16.1	Neither of the Parties shall be legitimized to use the corporate name and/or marks owned by the other Party without the prior consent, in writing, of the holder thereof.

16.2	Neither of the Parties shall make public announcements (i.e. press releases or verbal presentations) relating to this Contract, its content or the service rendered without the other Party’s prior consent in writing. The Parties shall agree and publish whatsoever press release jointly.

17.	CONTRACT ENFORCEABILITY

17.1	A declaration of complete or partial nullity of one of more of this Contract’s clauses by the competent authority shall not affect the validity of the remaining clauses, which shall maintain their binding force. In this case, the Parties undertake to negotiate a new clause or clauses to replace the annulled clause or clauses that, within the terms in keeping with the Law and in strict compliance with the judgment or decision declaring such nullity, best maintain the identity of purpose with the annulled clause or clauses, insofar as such purpose has not been declared contrary to Spain’s set of laws.

17.2	The enforceability of this Contract shall be conditional upon the signing of all the Annexes referred to in Clause 2. Be that as it may, once all the Annexes have been signed, the date of the Contract’s entry into force shall be deemed to be that on which the Main Body thereof is signed, date on which it shall take effect and on which the Annexes to the Contract shall also enter into force. The Parties agree that the maximum date for signing the Annexes pending execution is 31 March 2014. In the event that once this date has been reached such execution has not taken place, except with the express and written agreement of the parties to the contrary, for all intents and purposes the Contract shall hereby become invalid, without the Parties being able to claim whatsoever amount. The Parties undertake to make available all the necessary resources and to negotiate in good faith so that the signing of the Annexes is possible within the agreed term.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

18.	BINDING CONTRACT

18.1	This Contract, made up of the Main Body, Annexes and, as and when applicable, Appendices, includes all the terms and conditions and essential aspects of the agreement that currently exists between the Parties.

18.2	The foregoing paragraph notwithstanding, the intervening Parties confer on this Contract a fully valid and binding character, expressly agreeing that the lack or absence of a subsequent agreement on questions of detail or development may not be put forward by either of the Parties as sufficient cause for waiving the binding nature of this Contract or questioning its enforceability and validity. The Parties agree that the discrepancies that may be generated in relation to these developments shall be settled in accordance with the mechanisms provided for in this Contract.

19.	INDEPENDENCE OF THE PARTIES

19.1	It shall be the specific and exclusive obligation of ELEPHANT TALK to comply with all the legal obligations that correspond to it, in particular those of a labor and fiscal nature, relating not only to the company itself but to the personnel in its employ.

19.2	In this connection, the Parties expressly agree that this Contract does not represent an association or dependence between them nor the only relationship in the rendering of the services which each one carries out, meaning that both Parties shall be absolutely independent and autonomous, and VEE shall have no responsibility, not even subsidiary, in respect of the obligations incurred by ELEPHANT TALK in respect of third parties and, in particular, the personnel in its employ.

19.3	In particular, non-fulfillment of the obligations of ELEPHANT TALK or its subcontractors on the subject of Occupational Hazard Prevention or the complete or partial lack of compliance with the provisions of Annex J shall empower VEE to withhold the monetary consideration in a sufficient amount to cover all the liabilities that effectively derive from any breaches committed by ELEPHANT TALK or its subcontractors. In addition to the foregoing, the joint and several responsibilities of the Parties pursuant to the provisions of Section 42.3 of the prevailing Consolidated Text of Spain’s Law of Corporate Infringements and Penalties may not be eluded.

19.4	ELEPHANT TALK, in the performance of this Contract, shall be the only one empowered to adopt all the surveillance and control measures it may deem appropriate to verify compliance by the worker of its labor obligations and duties in relation to ELEPHANT TALK, ensuring in the adoption and application of such power due consideration and taking into account the capacity of each dependent worker of ELEPHANT TALK.

19.5	In accordance with the foregoing, ELEPHANT TALK undertakes to hand over to VEE, whenever it is required to do so by the latter, a list of the personnel in its employ assigned to the Contract’s performance, in addition to a copy of the TC-1 and TC-2 Social Security contribution forms, a negative Certificate of arrears issued by the Social Security General Treasury and registration in the corresponding accident at work and occupational illness mutual insurance company, in addition to supporting documents of payment to the Public Exchequer of the income tax withholdings made on behalf of the workers on its payroll. As and when applicable, an updated copy of contribution to the Special Self-Employed Workers’ Regime RETA [in its Spanish initials] and all other documents requested of it, such as compulsory and voluntary insurance premium receipts.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

19.6	ELEPHANT TALK declares that it has the consent of its workers to be able to hand over to VEE those of their personal data that are necessary for fulfilling the obligations of this Contract. In the event that any of the workers were to subsequently revoke the consent granted or oppose the processing of their data, ELEPHANT TALK shall notify VEE and thereafter shall refrain from handing over any data of such worker to VEE. Likewise, VEE undertakes not to use the data of the workers of ELEPHANT TALK for any purpose other than that of permitting adequate fulfillment and control of the rendering of services provided for in this Contract.

19.7	VEE may at any moment demand from the other Party the updated exhibition of the compulsory legal situation of ELEPHANT TALK with respect to its workers.

19.8	The new assignment of a worker to the execution of the contracted services by ELEPHANT TALK must be notified to VEE and the regularity of its situation must be accredited prior to its incorporation into the Contract’s performance, in the same terms and conditions as those established in the foregoing paragraphs.

19.9	Failure to comply with the aforementioned obligations shall be a cause for this Contract’s automatic discharge, without the right to any compensation in favor of ELEPHANT TALK and without prejudice to the legal actions that may correspond to VEE before the former for the damages and losses that such non-fulfillment may cause to it.

19.10	ELEPHANT TALK undertakes to assume in full the direction, organization and management of the human and material resources assigned to the Contract’s performance.

20.	SUBCONTRACTING

20.1	ELEPHANT TALK shall be able to perform the services described in this Contract either directly or through subcontracts with third parties, subject to the prior written authorization of VEE, which may not be withheld without justification, being responsible before VEE for complete or partial non-fulfillment or negligent fulfillment of the obligations assumed by virtue of this Contract and for those established in general legislation, particularly those referring to the obligations which it must assume on Labor, Fiscal, Occupational Hazard Prevention and Data Protection matters.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

20.2	In the event that ELEPHANT TALK uses for the rendering of the service under this Contract personnel made available to it by a Temporary Employment Agency, ELEPHANT TALK must abide by all the obligations and special limitations in respect of the work to be conducted as imposed by the regulation of this type of service relationship, particularly on the subject of Occupational Hazard Prevention. Consequently, ELEPHANT TALK shall release VEE from any direct or indirect responsibility resulting from its relations with the Temporary Employment Agency with which it signs a contract for the availability of or with its workers, having the duty of fulfilling all the obligations laid down in this Contract for the case of subcontracting. In addition to the foregoing, the joint and several responsibilities of the Parties pursuant to the provisions of Section 42.3 of the prevailing Consolidated Text of Spain’s Law of Corporate Infringements and Penalties may not be eluded.

20.3	In the event that ELEPHANT TALK subcontracts the partial or complete performance of this Contract, it must reliably communicate this fact to VEE prior to formalizing such contracting. Upon receipt of this communication, VEE shall have five (5) working days in which to oppose it for whatsoever reason. If, once this term has elapsed, VEE has not declared its opposition, it shall be understood that it expressly accepts the subcontracting communicated to it. The foregoing notwithstanding, in the event that the subcontracting involves access on the subcontractor’s part to data for which VEE is responsible, the provisions of this Contract and its Annexes relating to the protection of personal data must be adopted.

20.4	The legal relations and contracts that ELEPHANT TALK must formalize with third parties for fulfillment of its obligations shall contain amongst their clauses the express exclusion of the responsibility of VEE in respect of the aforesaid relations, irrespective of the legal nature thereof.

20.5	VEE shall not be responsible before customers or third parties for the injuries to persons or damage to material objects that may occur, for whatsoever reason, on the occasion of this Contract’s implementation by ELEPHANT TALK or its subcontractors.

20.6	At all times the contracts executed with third parties relating to the rendering of services must respect the rights and obligations laid down in this document.

21.	ENVIRONMENTAL OBLIGATIONS

21.1	ELEPHANT TALK expressly undertakes to fulfill all the legislation with an environmental content that may apply to it in relation to the activities whose execution results from this Contract’s performance.

21.2	Likewise, as established in the prevailing legislation, it undertakes to adequately manage and treat all classes of toxic and hazardous waste that may originate in or result from any activity directly or indirectly related to this Contract’s performance and, in particular, it undertakes to carry out in respect thereof and pursuant to the applicable legal provisions all the specific activities that may be required, be they management, storage, treatment or any other.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

21.3	In the same way, ELEPHANT TALK expressly undertakes to comply with the obligations specified below, without prejudice to complying in full with any other obligations that may be imposed on it by a valid legal provision applicable to the activities established through this Contract, the inadequate treatment of which may have repercussions on or affect the environment. Consequently, ELEPHANT TALK agrees to commit itself to:

21.3.1	Carry out all the activities entrusted to it by VEE as a result of this Contract, strictly complying with the principles and guidelines deriving from the Environmental Policy and guidelines of the Environmental Management System implanted by VEE, the full content of which it declares it knows.

21.3.2	To make available to VEE all the information required of it in relation to any impact or incidence on the environment resulting from the activities, the execution of which results from this Contract, and, as and when applicable, to submit to whatsoever inspection, verification or measurement of such effects, either by VEE or any third party designated by the latter and, in particular, with respect to the generation of waste, its treatment, the emission of noise or other obnoxious elements into the atmosphere and any other similar effects that by virtue of the applicable legislation require specific activities.

21.3.3	As established in Spain’s Law 22/2011 of 28 July of Waste and contaminated soils (hereinafter, the “Waste Act") and all other applicable provisions that apply or replace it, to manage and subsequently treat the waste generated during the performance of the activities established by means of this Contract and to hand over to VEE the corresponding documentation supporting the generated waste’s correct management.

21.3.4	To draw up and, when applicable, send to VEE, at its request, a study of the environmental impact resulting from whatsoever activity, the execution of which results from this Contract, with the minimum content indicated in Annex N.

21.3.5	ELEPHANT TALK shall be responsible for any infringements or sanctions that may be attributed to it on the grounds of violation of the applicable environmental legislation, without being able to charge to VEE any amount or charge for these concepts. Likewise, it expressly accepts the responsibility that within any scope may be attributed to it for whatsoever infringement of the applicable environmental legislation relating to the contracted activities and, in particular, in respect of the generation of an environmental impact, whether in the handling of the materials or products used for the execution of any activity resulting from this Contract or their inadequate management, storage or treatment.

21.3.6	ELEPHANT TALK undertakes to adopt all the preventive measures it considers appropriate so as to avoid any negative impact or incidence on the environment during the execution of the work resulting from this Contract, with all charges deriving from the attribution of responsibility for the infringements that derive there from being for its account, whether due to non-fulfillment of the regulations applying to the specific activity or any other, without being able to attribute to VEE any responsibility for these concepts.

26

Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

21.3.7	Prior to the start of the work resulting from the execution of this document, it undertakes to sign the appropriate contract with a Waste Management Company authorized by the corresponding Regional Government, pursuant to the terms and conditions of the Waste Act and other provisions that apply or replace it, in relation to the management of the waste generated during the performance of the work or activities required of it as per the provisions of this Contract.

21.3.8	VEE reserves the right to demand from ELEPHANT TALK the presentation of at least one copy of the contract signed with the authorized Waste Management Company and the handing over of the documents that, pursuant to the applicable prevailing provisions in this respect, may be required of it subsequent to the completion of execution of the tasks resulting from this Contract’s performance.

21.3.9	ELEPHANT TALK shall be responsible for applying all the corrective measures it considers necessary to avoid the production of whatsoever impact or incidence on the environment during the execution of the work that is the object of this Contract.

21.3.10	Similarly, in the event of whatsoever impact, incidence or violation of the environmental legislation applicable to any activity, the execution of which results from this Contract, it undertakes to adopt the corrective measures that may be necessary to minimize or remedy them.

22.	SUBSIDIARY RESPONSIBILITY

22.1	For the purpose of the exception of Section 43.1 f) of Spain’s General Tax Law 58/2003 of 17 December 2003, a certificate issued by the Tax Administration demonstrating that ELEPHANT TALK is up-to-date in the payment of its tax obligations is attached as Annex L.

22.2	For the purpose of avoiding the declaration of subsidiary responsibility of VEE relating to the rule of law referred to in the preceding paragraph, within the terms and with the requirements laid down in the aforementioned Section 43.1 f) of the General Tax Law and the regulations for its application, ELEPHANT TALK must send to VEE the appropriate certificate demonstrating that it is up-to-date in the payment of its tax obligations.

22.3	Should VEE not receive such Certificate within the twelve (12) months prior to the moment at which VEE must make the payment, it shall be empowered to withhold the amount that must be paid until it receives such Certificate and under no circumstances can interests accrue on the withheld amount for delayed payment.

22.4	For the purpose of the exception of Article 42.1 of Royal Legislative Decree 1/1995 of 24 March 1995 of Spain’s Law of the Workers’ Statute, a negative Certificate of arrears issued by the Labor Administration demonstrating that ELEPHANT TALK is up-to- date in the payment of its labor obligations is attached as Annex L.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

23.	MISCELLANEOUS

23.1	The Parties may add rectifications, amendments and annexes or appendices to this Contract, which shall be binding on them as from the date of effect, always provided that such rectifications, amendments and annexes are set down in writing, signed by an authorized representative for the Parties and is incorporated into the Contract.

23.2	Except for the written rectifications, amendments and annexes made after the Contract’s execution, this Contract represents the complete agreement reached by the Parties and invalidates all previous verbal and written negotiations, declarations and agreements.

23.3	Throughout the validity of this Contract and for one year thereafter, VEE undertakes not to hire, through a labor or mercantile contract, directly or indirectly, whenever it has knowledge thereof, the employees of ELEPHANT TALK relating to the rendering of the services under this Contract, unless express agreement of the parties.

23.4	Each Party shall meet the charges and costs of all types caused to it as a result of the negotiation and signing of this Contract.

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Main Body of the Contract, in duplicate and for a single purpose, on the date indicated ut supra.

28

Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

Signed: Mr. José Da Silva Dourado Neves	Signed: Mr. Mark Dirk Marin Nije
/s/ José Da Silva Dourado Neves	/s/ Mark Dirk Marin Nije
For: VODAFONE ENABLER ESPAÑA, S.L.	For: ELEPHANT TALK EUROPE HOLDING, BV

29

Certain of the Annexes to the Agreement are currently unexecuted and will be executed separately by the Parties as forseen in the Main Body of the contract in Section 17.2. Upon execution of the outstanding Annexes, and if the Parties so desire, we will submit subsequent requests for confidential treatment with the SEC for the relevant portions of those Annexes.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR
THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex A. Services for the End Customers of the Virtual Mobile Operators (VMOs) of VEE

Annex A. Services for the End Customers of the Virtual
Mobile Operators (VMOs) of VEE

Certain of the Annexes to the Agreement are currently unexecuted and will be executed separately by the Parties as forseen in the Main Body of the contract in Section 17.2. Upon execution of the outstanding Annexes, and if the Parties so desire, we will submit subsequent requests for confidential treatment with the SEC for the relevant portions of those Annexes.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR
THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex B1. Support Services for the Virtual Mobile Operators (VMOs) of VEE

Annex B1. Support Services for the Virtual Mobile
Operators (VMOs) of VEE

Certain of the Annexes to the Agreement are currently unexecuted and will be executed separately by the Parties as forseen in the Main Body of the contract in Section 17.2. Upon execution of the outstanding Annexes, and if the Parties so desire, we will submit subsequent requests for confidential treatment with the SEC for the relevant portions of those Annexes.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR
THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex B2. Support Services for VEE Operations

Annex B2. Support Services for VEE Operations

Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA
S.L. (VEE) and ELEPHANT TALK EUROPE, HOLDING
BV. FOR THE PROVISION OF TECHNICAL AND
OPERATIVE SERVICES

Annex C. Technical Annex

1st November 2013

Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR
THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

1.	Object and scope of the Annex

The present document defines the technical conditions applicable to the Contract signed between VEE and ELEPHANT TALK for the provision of technical and operative services, to which thus Annex is part of , and that comprises the following

•	General technical requirements (Section 2)

•	Services requirements (Section 3)

•	Information systems requirements (Section 4)

•	Network requirements (Section 5)

•	Operation and Maintenance requirements (Section 6)

2.	General technical requirements

The final network solution implanted by ELEPHANT TALK will include at least the following platforms:

•	[*]

[*]

The design and implantation of the system and network architecture, must guarantee the availability of equipment and applications as well as other quality parameters according to the standards recommendations and to the applicable regulation. All critical network elements ([*]) must be redundant without any unique point of failure.

VEE's Host MNO (Hsot MNO) will be able to communicate in advance any change in its network architecture that could affect to the quality of technical services provided through the contract. Additionally, the Host MNO will be able to communicate, in advance, the changes that others may be required to do to avoid the mal function, deterioration or degradation of the services.

The technical solution must fulfill the following conditions and requirements:

a)	The MNO Host will provide to VEE with:

•	Radio Access

•	Incoming and outbound interconnections. However, when the volume of Interconnection traffic justifies it, VEE could also choose to establish direct interconnection with operators. The direct points of interconnection with other networks, including IP connections, will be made in Co-locations of the carrier house in which both ELEPHANT TALK and the Host MNO Host have points of presence (POP), unless it is differently agreed by the Parties. In case a Party forces a change of location or the opening of a new POP, it will have to compensate to the other Party with an amount equivalent to the generated costs, except it is differently agreed by the Parties. Any change of location and/or opening of new POP will have to be approved by both Parties.

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THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

•	International roaming service. The Host MNO will also provide national roaming service of in those zones where it has network sharing agreements with other operators. ELEPHANT TALK will have to configure its infrastructure adequately to support this service according with the information provided by VEE. This configuration must occur, at most, in thirty (30) calendar days following its receipt by ELEPHANT TALK.

b)	[*]

c)	[*]

d)	[*]

e)	[*]

f)	[*]

g)	ELEPHANT TALK assumes the commitment to deploy and to operate the infrastructure (network elements and information systems) required by VEE to support the portfolio of services according to the called “Full MVNE” model. Particularly, it is required that ELEPHANT TALK commits to the:

•	[*]

h)	[*]

i)	[*]

[*]

ELEPHANT TALK’s technical solution and services proposal will also include the functionalities and services described in the following chapters of this document. [*]

Any implementation, adjustment o maintenance request will be based in the process described in Annex E (sections 3 and 4).

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR
THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

3.	Services Requirements

3.1.	SIM Profile

[*]

3.2.	[*]

3.3.	[*]

3.4.	[*]

3.5.	[*]

3.6.	[*]

3.7	[*]

3.8.	[*]

3.9.	[*]

3.10.	[*]

3.11.	[*]

3.12.	[*]

3.13.	[*]

3.14.	[*]

3.15.	[*]

3.16.	[*]

3.17.	[*]

3.18.	[*]

3.19.	[*]

3.20	[*]

3.21.	[*]

3.22.	[*]

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR
THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

3.23.	Data retention normative

ELEPHANT TALK will support all the requirements of the Spanish regulation on data retention which is mandatory and applicable to thick model MVNOs.

3.24.	MMSC portability check

[*]

3.25.	MMSC standards

[*]

3.26.	MMSC interconnection

[*]

3.27.	MMS charging

[*]

3.28.	MMS Lawful Interception

ELEPHANT TALK's MMSC will have Lawful interception capabilities.

4.	Information Systems development

4.1.	Provisioning

[*]

4.2	Mediation

As a general rule the technical solution should produce its own CDRs (except post-paid roaming CDRs from Vodafone). CDR's will be used for reconciliation, and rating and billing for post-paid as well as litigation.

ELEPHANT TALK must be prepared to send to VEE’s wholesale billing system all CDRs generated within ELEPHANT TALK’s equipment, in the format and periodicity requested by VEE. These CDRs will cover all traffic cases requested by VEE. The current format and periodicity of the CDRs is defined in Annex B.2.

4.3	Portability

The system should provide a standalone (independent from the Host MNO) solution for the management of the Mobile Number Portability (MNP) requests and incidences concerning the MVNO’s hosted by VEE. This solution needs to have direct communications with the MNP platforms of other MNO’s (including the Host MVNO) according to Spain MNP Regulation, and be prepared to evolve to a centralized reference entity, according to the conditions defined in Annex B1 of the Contract.

The solution must be also prepared to exchange numbering files with other MNO’s through the Host MNO, if required (e.g. recuperation of MVNOS numbers that have been ported to other operators and have been cancelled afterwards)

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR
THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

4.4	Top-up

The solution should not require any top-up interface to the Host MNO unless it is authorized by VEE. Top-up methods should include vouchers (both via USSD and IVR), web based, ATM/POS integration

4.5	Retail billing

The proposed solution should be capable of performing retail billing

4.6	Wholesale billing

The proposed solution should be capable of performing wholesale billing on behalf of VEE, in the terms described in Annex B2 of the Contract.

4.7	Reconciliation

The system must be capable of performing the reconciliation between retail and wholesale billing. The report should be generated on a monthly basis.

4.8	Back-office systems

The solution must provide back-office systems providing full MNVO services. MNVO should get full control over their own business and customers

4.9	Financial reporting

The system must be capable of generating all the financial information required by the Host MNO or by the MVNOs hosted by VEE, according to local regulation and in the terms described in Annex B2 of the Contract.

4.10	Data Warehouse

[*]

4.11	Fraud management in roaming

[*]

5.	Network Requirements

5.1.	Portability

ELEPHANT TALK's solution will support the number portability processes according to the technical specifications set by the Comision del Mercado de las telecomunicaciones. VEE will provide this documentation to ELEPHANT TALK in order that ELEPHANT TALK elaborates the technical specifications and executes the necessary developments.

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THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

The initial cope of the Contract includes mobile number portability according to current architecture and of the first version of the centralized architecture that will put into services, most probable in 2010. [*]

[*]

VEE will provide ELEPHANT TALK the necessary information for the initial charge of the data base of portability. As of that moment, ELEPHANT TALK will have to be able to support the number portability functionality of in an autonomous way.

5.2.	Capacity

All network elements will be sized and scaled in order to shelter the subscribers assuring quality of service according to Standards and current Regulation, based in VEE's forecast.

5.3.	Robustness and redundancy

All the critical Network elements ([*]) must be redounded without having a single point of failure that affects the network stability so that the necessary robustness is maintained. This concept of redundancy implies functional redundancy (resilient services), redundancy of physical location (equipment with same functionalities must be located in different locations), redundancy of the transmission (the redundant ways of transmission will be separated and they will not share common fiber ring sections, carriers, etc).

5.4.	Functionality

ELEPHANT TALK will deliver the following functionalities at service delivery date :

•	[*]

5.5.	Location Based Services

ELEPHANT TALK will carry out the necessary developments to offer and basic location services and applications to the MVNO’s clients. These developments will include the management of the end customer’s privacy, integration of third parties and any other aspect related to these applications.

The location services provided by ELEPHANT TALK [*].

[*]

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THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

5.6.	Policing

[*]

5.7.	Treatment of events (Tones and announcement/release causes)

Generally the ELEPHANT TALK will play the announcements, inclusively when the release cause will be in the Host MNO, in this case, the Host MNO will send the release cause to ELEPHANT TALK’s network in order to allow him to play the announcement.

Only there will be few cases, in which the call will not be delivered by the Host MNO to ELEPHANT TALK (e.g. congestion). In this event the announcement will be played in the Host MNO’s Network.

5.8.	Short codes

ELEPHANT TALK will be able to handle voice calls to short codes.

For geographical short numbers, the Host MNO will deliver the call to ELEPHANT TALK with the translated long number as B number

According to Spanish regulation, calls to certain short numbers must not appear in the bill (i.e. 016)

5.9.	Infrastructure

The network solution diploid by ELEPHANT TALK must include at least the following nodes:

•	[*]

[*]

5.10.	Transmission interface

[*]

5.11.	[*]

5.12.	[*]

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR
THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

5.13.	Interconnection MAP

[*]

5.14.	CAMEL Signaling

The Host MNO will route CAMEL messages to ELEPHANT TALK’s network at SCCP level. [*].

5.15.	Signaling GT encoding in GSM/GT applications

Global Title encodings will be performed in both networks, Host MNO's and ELEPHANT TALK’s, [*].

[*]

5.16.	Signaling routing

ISUP signaling will be routed in DPC, and MAP signaling will be routed in Global Title.

5.17.	Signaling NI

The MSC network indicator for signaling will be set to 2 (national).

The network indicator in the STP for signaling will be set to 0 (International).

5.18.	Interconnection Voice Routes

Circuits of 2Mb defined between the HOST MNO and ELEPHANT TALK at each interconnection point agreed in CTI will be gathered in a unique beam.

Differentiated routes will be set up for access and interconnection traffic between the Host MNO and VEE.

VEE can establish interconnection agreements with other operators different from the Host MNO. In these cases ELEPHANT TALK could establish direct interconnection routes with these operators, according with the conditions indicated in section 2 about the direct interconnection with other operators.

5.19.	Interconnection ECHO cancellers

Enabling of Echo cancellers in the Host MNO and ELEPHANT TALK’s networks will be performed according to procedure for control of echo defined in General Specification of Integrated Services User Part (ISUP) EG.S3.003.

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THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

5.20.	Synchronization interface

According to UIT-T Recommendation G.803, normal operation mode among operators is pseudo synchronism that does not require that all clocks be synchronized with the same primary reference (PRC) but that operators can be synchronized with different PRCs if they fulfil ITU-T Recommendation G.811. According to previous paragraphs, the Host MNO and ELEPHANT TALK’s network will not be synchronized with each other at first, that is, synchronism signals will not be transmitted in the interconnection.

In order to guarantee a correct operation, that is a low number of sliding by time period, border exchanges will have synchronization units according to UIT-T Recommendation G.812 and will be synchronized in relation to a PRC.

5.21.	Roaming & International interconnection

In order to guarantee the roaming and SMS/MMS IW services, ELEPHANT TALK’s network nodes with external visibility should be within the numbering plan of the Host MNOS (HLRs, SCPs, SMSCs).

Host MNO will act as international SCCP carrier for ELEPHANT TALK.

The roaming service is based on the use of SIMs with an specific range of the E.212 21406- provided by the Host MNO, accordingly, the virtual customers will use a range provided by the Host MNO so it will be application the same agreements that the Host MNO has for it direct customers.

If the Host MNO has no Camel roaming out agreement with a roaming partner with the network 21406-, then ELEPHANT TALK should be able to bar the outgoing calls and SMS coming from their prepaid subscribers roaming in that roaming partner. Most of the Camel roaming out agreements that the Host MNO has in place are based on CAP phase 1. This must be taken into account when defining IN services.

In order to guarantee that the VEE’s customers can use the same SMS IW agreements that the Host MNO offers, ELEPHANT TALK’s SMSC should be able to split traffic by country code and therefore forward SMS traffic to specific country codes to the Host MNO’s SMS hubs

For all the roaming partners to have access to the ELEPHANT TALK's packet network, the Host MNO will assign IP public addresses to its packet network elements (SGSN, DNS, GGSN, MMSC) and advertise them into the GRX network by the Host MNO’s.

VEE will provide ELEPHANT TALK the necessary support to test this functionality.

5.22.	Lawful interception

ELEPHANT TALK’s HLR must accept ATI requests.

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THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

5.23.	IP Environment

5.23.1.	Physical interconnection

The Physical interconnection between ELEPHANT TALK and VEE will be performed in two locations when it is justified according to the traffic and service and critical factor.

The Point of Interconnection will be made up of two firewalls and a border gateway in ELEPHANT TALK's side.

At logic level, the interconnection will be based on a main and a backup connection with automatic switching.

5.23.22.	Routing protocols

[*]

5.24.	GPRS and HLR features

[*]

5.25.	DNS features

[*]

5.26.	GGSN features

[*]

5.27.	[*]

5.28.	WAP Gateway

[*]

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Annex C. Technical aspects

6.	Operations and Maintenance Requirements

6.1.	ELEPHANT TALK -MVNO Interface

ELEPHANT TALK will be the unique interface to MVNO for support to fault management and communication of planned works (in its own or in the Host MNO's network) that affect MVNO customers service.

6.2.	Tools for the MVNO

ELEPHANT TALK assumes the management, operation and maintenance of applications offered to the MVNOs. ELEPHANT TALK will also operate and maintain the systems that hosts these applications.

6.3.	Planned work communication to MVNO

ELEPHANT TALK will communicate planned works to the MVNO and provide communication tools if needed.

6.4.	Individual incidences management MVNE-MVNO

ELEPHANT TALK will provide the individual incidences management tool to the MVNO. ELEPHANT TALK will manage single customer incidences with the MVNO. VEE will share its experience with ELEPHANT TALK for the managing of these incidences. VEE will establish formula to prevent the incorrect filtering of incidences by the MVNO,

6.5.	General incidences management ELEPHANT TALK -MVNO

ELEPHANT TALK will provide the general incidences management tools to the MVNO. ELEPHANT TALK will manage general incidences with the MVNO. VEE will share its experience with ELEPHANT TALK for the managing of these incidences

6.6.	Notification of general faults ELEPHANT TALK - MVNO

ELEPHANT TALK will provide the general incidences notification tool to the MVNO. ELEPHANT TALK will notify any general incidence that affect the service to the MVNO's customers, whenever the Host MNO requires so. VEE will share its experience with ELEPHANT TALK for the managing of these incidences

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Annex C. Technical aspects

6.7.	ELEPHANT TALK - Host MVNO, O&M point of contact

Both the Host MNO and ELEPHANT TALK will define in their technical O&M teams a single point of technical contact for the management of incidences an tickets, as well as for the coordination of maintenance activities. This technical teams will be referred as OSPOC (Operational Single Point Of Contact).

Both OSPOC will be formed by technical profile team, with policing and mobile network architecture knowledge.

The relations between ELEPHANT TALK and the Host MNO will be carried through the tools provided by the Host MNO

6.8.	Planned works MVNE-Host MNO

ELEPHANT TALK shall communicate the Host MNO any planned works within its network that affects the interconnection to the Host MNO and/or service to MVNO. Planned service outages shall be communicated 5 days in advance.

ELEPHANT TALK will use e-mail to notify planned works. The e-mails should be sent to the OSPOC e-mail address.

The Host MNO will provide ELEPHANT TALK tools to notify those access network changes that affect the service to the MVNO customers.

6.9.	Single customer incidences ELEPHANT TALK-Host MNO

No single customer incidents (subscriber complaints) must be reported to VF.

6.10.	General incidences management ELEPHANT TALK-Host MNO

For general incidences management, Host MNO's Trouble Ticketing tool will be used according to the Host MNO's security policy.

6.11.	Notification of general incidences ELEPHANT TALK-Host MNO

The Host MNO will notify ELEPHANT TALK those incidences in the access network that notoriously affect the service to the MVNO's customers For it, it will use the incidences notification tool provided by the Host MNO. ELEPHANT TALK will notify these incidences to the MVNO when the Host MNO requires it.

ELEPHANT TALK will inform the Host MNO by e-mail and telephone, of those notorious incidences in their network that affect the end-to-end service of the MVNO through mail and telephone. For it, it will use the contacts defined in the OSPOC escalation matrix. ELEPHANT TALK will notify these incidences to the MVNO when the Host MNO requires it.

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THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

In case of critical incidences, the Host MNO will be able to require ELEPHANT TALK detailed technical reports about the cause and development of the incidence.

6.12.	Follow-up Meetings ELEPHANT TALK-Host MNO

ELEPHANT TALK shall hold periodical Service Review Meetings with the MVNO and the Host MNO . These meetings are intended to review service operation and maintenance status, main faults and so on. The Parties will determine the periodicity and the content of these meetings.

The meeting will be held in Spain in the placed established by VEE.

6.13.	Periodic reports

ELEPHANT TALK shall generate and distribute to both the MVNO and to Host MNO periodic reports with the figures of the main key performance indicators (KPIs). A list of required indicators will be provided by Host MNO. Minimum KPIs to be provided are defined in Appendix 2 (“Main service indicators (KPIs)”) of this Annex. VEE will obtain any Host MNO's indicators if they are required for generation of the periodic reports,

6.14.	Escalation hierarchy

•	The escalation is made through a SPOC (Single Point of Contact) group with an unique telephone, fax and e-mail.

•	Both the ELEPHANT TALK SPOC and the Host MNO SPOC will have homologous levels for escalation in 24x7. It will be the Host MNO responsibility to define these levels of escalation.

•	It is also necessary that ELEPHANT TALK defines with the MVNO with 24x7escalation matrix, Those matrix should be accessible for the Host MNO.

6.15.	Escalation of general faults ELEPHANT TALK-Host MNO

ELEPHANT TALK will have to solve the incidences occurred in its own network without intervention or technical consultancy from the Host MNO, and no incidence should to be scaled to the Host MNO until it is technically demonstrated that the network of the Host MNO is involved.

ELEPHANT TALK will have to notify to MNO Host those notorious incidences of their network that impact the service. It will be necessary to indicate the cause of the incidence, the impact to the service and the considered time of resolution.

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Annex C. Technical aspects

6.16.	Radio Coverage information

The radio coverage that the Host MNO offers to the MVNO will be equivalent to that offered to its own customers. ELEPHANT TALK shall not escalate any individual coverage incident to the Host MNO. ELEPHANT TALK/MVNO's call center shall be able to manage this type of individual incidents so that they are not forwarded in any case to the Host MNO. For it, they will use the NC coverage tool of provided by the Host MNO.

6.17.	Call Trace

ELEPHANT TALK must have a call trace tool to obtain necessary information to solve and/or report faults appeared in the Host MNO interconnection and/or to report them in the incidence was in the access network.

The usage of this tool should not affect the service in any case.

6.18.	Monitoring

ELEPHANT TALK must implement end-to-end service monitoring (eg. Voice success rate, data success rate, SMS success rate PDP context success rate,…) and end-to-end application monitoring (eg. Top-up success rate, provisioning success rate, CDRs generation, …)

6.19.	ELEPHANT TALK's Support

24x7 ELEPHANT TALK support needed for resolution of critical faults.

24x7 ELEPHANT TALK support needed for resolution of major general faults and single customer incidents.

6.20.	ELEPHANT TALK's language for communication language

For any type of interaction with the MVNO, except for scaled incidences (Ej.: programmed, , works, reports, etc…), MVNE (ELEPHANT TALK) will use Spanish or English as language for communications, according to the MVNO's preferences.. Scaled incidences will be done in English.

ELEPHANT TALK can use English or Spanish in the communications with VEE and the Host MNO.

7.	Service level associated to technical aspects

The Appendix 2 of this Annex will be applicable.

* * *

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Annex C. Technical aspects

And in witness of their conformity with all the foregoing, both appearing parties, in the representation in which they take part, sign this Annex C in two copies and to a single purpose on the date indicated in the heading,

Fdo: D. José Paulo Da Silva Dourado Neves	Fdo: D. Mark Dirk Marin Nije
/s/ José Paulo Da Silva Dourado Neves	/s/ Mark Dirk Marin Nije
Por VODAFONE ENABLER ESPAÑA, S.L.	Por ELEPHANT TALK EUROPE, HOLDING BV

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THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

Appendix 1: ICCID and IMSI formats

______________________________________________________

Technical report

Mobile Network Virtual Enabler (MVNE): ICCID & IMSI formats

Reference	Date
TET_Enabler_IMSI&ICCID_format_(commercial)_v1.0	008/10/01
Department	Prepared
Handsets & SIM Cards
Author
Jimenez, Jose Angel, VF-ES (jjimenef)

C3 – confidential

Description

The following information applies to COMMERCIAL cards ONLY

•	[*]

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Annex C. Technical aspects

Appendix 2: Service Levels on and main Key Performance indicators on (KPIs)

ELEPHANT TALK will provide the technical and operative services so that the services rendered by the MVNO to the end users fulfill the mobile telephony quality of service obligations that are required by the applicable regulation to this type of operators at any time. Specifically, special attention will be made to the indicators defined in tables 1, 2and 3

Table 1

[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*] [*] [*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

[*]

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. and ELEPHANT TALK COMMUNICATIONS, HOLDING AG. FOR
THE PROVISION OF TECHNICAL AND OPERATIVE SERVICES

Annex C. Technical aspects

Table 2

[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*] [*] [*]
[*]	[*]	[*]	[*] [*] [*]
[*]	[*]	[*]	[*] [*] [*]
[*]	[*]	[*]	[*] [*] [*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

[*]

Table 3

[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

[*]

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA,
S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR
THE SUPPLY OF OPERATION AND TECHNICAL
SERVICES THROUGH A COMPREHENSIVE
TECHNOLOGICAL PLATFORM

Annex D: Economic Terms and Conditions

1st November 2013

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

1.	Object and Scope of the Annex

This document defines the economic terms and conditions that apply to the Contract signed by VEE and ELEPHANT TALK for the supply of operation and technical services, of which this Annex forms a part, and which comprise the following:

•	General economic terms and conditions

•	Prices for the rendering of services

•	Penalties for non-fulfillment of the service level (SLA)

•	Invoicing and payment terms and conditions

•	Fiscal clause

2.	General Economic Terms and Conditions

In accordance with the conditions laid down in the Main Body of the Contract:

a.	VEE undertakes to pay the amounts that correspond for the rendering of services in accordance with the invoiceable concepts and discounts defined in section 3 of this Annex (“Prices for the Rendering of Services”).

b.	The possibility of applying any other price or consideration other than those contemplated in section 3 of this Annex is expressly excluded, except in the case of a prior agreement between the Parties.

c.	The Parties undertake to review the valid price and discount amounts on an annual basis, in accordance with the principles established in section 3.

d.	In the event of non-fulfillment by ELEPHANT TALK of the service levels (SLA, Service Level Agreement) specified in the Contract’s Main Body and Annexes, the penalties described in section 4 of this Annex “Penalties for Non-fulfillment of the Service Level (SLA)”) shall apply.

e.	Invoicing and payment of the amounts due shall be made in accordance with the provisions of section 5 of this Annex “Invoicing and Payment Terms and Conditions”.

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Annex D: Economic Terms and Conditions

3.	Prices and Discounts for the Rending of Services

3.1	List of billable Concepts, Prices and Discounts

In accordance with the Contract’s provisions, for all the services included within its scope, the following concepts are established:

1.	Virtual Mobile Operators management
2.	Special projects
3.	Special operations
4.	Other services outsourced or delegated by VEE to ELEPHANT TALK

Each one of these concepts is defined in detail in the following sub-sections:

3.2	Virtual Mobile Operator Management

3.2.1	Definitions and General Terms and Conditions

3.2.1.1	Implantation of a New Virtual Mobile Operator

Before the implantation of a new Virtual Mobile Operator, VEE and ELEPHANT TALK must agree to:

•	An Implantation Project Plan that clearly specifies the project’s scope in terms of available functionality, detailed work plan and implantation time schedule, in accordance with what is specified in Annex E.

•	The VMO Model under which implantation and subsequent exploitation are to be carried out and which shall determine the prices to be applied:

a.	“Complete” Model
b.	“Minimum” Model
c.	“Minimum” Model for MVNO migrated to VEE from any company pertaining to the VODAFONE Group to VEE
d.	M2M “complete solution” MVNO Model
e.	M2M “minimum solution” MVNO Model
f.	Small size ([*]) for "complete" solution MVNO Model
g.	Small size ([*]) for "minimal" solution MVNO Model
h.	Special Models (other models not detailed above, large-size VMO and customized projects)

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

Once the foregoing points have been agreed, VEE will request ELEPHANT TALK in a written and provable way, the beginning of the execution of the project plan approved by both parties. The beginning of the execution will mark the moment of accrual of the [*] of the VMO implantation fee that corresponds according to the model of VMO. The accrual of the [*] remaining of the VMO implementation fee will occur after the effective date of the Ready For Service (RFS), which will take place when there are no incidents related to the implantation unsettled by ELEPHANT TALK, and when all the functionality defined in the specification document is ready the exploitation by the VMO, and so is accredited through an act of acceptance Ready For Service (RFS) signed by VEE. Exceptionally, Ready For Service (RFS) may be authorized by VEE when it understands that the unavailability of functionality or outstanding incidents are considered commercially acceptable, and as long as ELEPHANT commits a date for implantation or remedy of them. In this case VEE will issue an act of acceptance of Ready for Service (RFS) conditioned to the remedy of these incidents or pending functions in the terms reflected in the Act.

Possible non-fulfillment of the implantation SLA (e.g. in the event of an unjustified delay occurring in the planned RFS date attributable to ELEPHANT TALK) shall involve the application of the corresponding penalties, as described in section 4 of this Annex (“Penalties for Non-fulfillment of the Service Level (SLA)”).

3.2.1.2	Exploitation of a Virtual Mobile Operator

The RFS milestone also marks the official start-up of the support services to the VMO and, consequently, the start of application of the active services’ monthly maintenance fees that may apply, in accordance with the VMO Model and the operating conditions.

The monthly maintenance fees shall apply up to the date of the VMO’s final de-registration, which marks the official end of the hired support services.

3.2.1.3	Definition of “Active Service”

The monthly maintenance fee is invoiced per “active service” (SA) and is expressed in euros per active service and month (€/SA month).

An “active service” is an IMSI / MSISDN duple provisioned in the platform’s HLR and which is found in one of the statuses corresponding to a service that has been sold to and is used by the end customer and which is still in condition to be used by that customer. The exact list of the “statuses” deemed to be “active” in the life cycle of a prepayment or post-payment mobile service is the following:

•	For prepaid services, he following lifecycle States: active, inactive, disabled and frozen, are taken into account
•	For postpaid services, the following lifecycle States: active and frozen, are taken into account

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

The definition of the lifecycle and the meaning of each of the States is attached as Appendix 1 to the present annex.

The number of active services in an invoicing period (SAAOP) shall be calculated as [*]:

[*]

3.2.1.4	Inactivity Rate

Any service (understood as an MSISDN-IMSI duple) provisioned in the HLR and which is one of the statuses defined as non-active shall be deemed to be a non-active service (SNAi).

At any given moment, a check must be made to ensure that all the services (MSISDN-IMSI duples) provisioned in the HLR (SToti) shall be equal to the sum of the active services (SAi) and non-active services (SNAi).

[*]

If the inactivity rate (TInac) of a VMO is less than [*] or the sum of the number of non-active services of all the platform’s VMOs is kept below [*], then [*] shall be generated for the inactive services.

[*]

In accordance with the foregoing, if the sum of the average number of excess non-active services of all the platform’s VMOs for a calendar month does not exceed [*].

If otherwise, that is, when:

[*]

For each VMO, the following amount shall be paid as excess inactivity:

[*]

Where: [*] is the [*] which is defined below in the second sub-section of each VMO Model (3.2.2.2, 3.2.3.2, 3.2.4.2, 3.2.5.2, 3.2.6.2, 3.2.7.2, 3.2.8.2).

3.2.1.5	Average Monthly Data Traffic

Certain Models can establish limits on the average monthly data traffic the VMO’s active services carry out in the invoicing period.

[*]

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Annex D: Economic Terms and Conditions

3.2.2	“Complete” Model

In this is Model for the implantation and exploitation of new VMOs, no type of restriction relating to the operating or system support level, volume of active services or range of services made available to the end customer, is defined, with the sole exception that the average monthly data traffic of the VMO (defined in section 3.2.1.5) may not exceed the value of [*] MB/SA∙month, to the contrary as what happens with the others.

The detailed list of services included in this Model shall be included in Annexes A (VMO end customer Services), B1 (Services for the VMO) and B2 (Services for VEE) and shall coincide with the definition of the “Full HW/SW solution” Model.

3.2.2.1	VMO Implantation Fee

The implantation fee in this Model is established at [*] €/VMO.

Once the foregoing points have been agreed, VEE will request ELEPHANT TALK in a written and provable way, the beginning of the execution of the project plan approved by both parties. The beginning of the execution will mark the moment of accrual of the [*] of the VMO implantation fee that corresponds according to the model of VMO. The accrual of the [*] remaining of the VMO implementation fee will occur after the effective date of the Ready For Service (RFS), which will take place when there are no incidents related to the implantation unsettled by ELEPHANT TALK, and when all the functionality defined in the specification document is ready the exploitation by the VMO, and so is accredited through an act of acceptance Ready For Service (RFS) signed by VEE. Exceptionally, Ready For Service (RFS) may be authorized by VEE when it understands that the unavailability of functionality or outstanding incidents are considered commercially acceptable, and as long as ELEPHANT commits a date for implantation or remedy of them. In this case VEE will issue an act of acceptance of Ready for Service (RFS) conditioned to the remedy of these incidents or pending functions in the terms reflected in the Act.

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Annex D: Economic Terms and Conditions

3.2.2.2	Monthly Active Service Maintenance Fee

The total general monthly active service maintenance fee (CMMTot) is calculated by multiplying the period’s average number of active services (SAAOP) – as defined in section 3.2.1.3 – by the monthly unit maintenance fee (CMM(SAAOP)):

CMMTot = SAAOP ∙CMM(SAAOP)

The monthly unit maintenance fee (CMM(SAEOP)) is calculated on the basis of the average number of active services in the invoicing period (SAAOP), as established in the following table:

SAAOP	CMM(SAAOP)
x < [*]	[*] €/SA·month
[*] ≤ x < [*]	[*] €/SA·month
[*] ≤ x < [*]	[*] €/SA·month
[*] ≤ x < [*]	[*] €/SA· month
[*] ≤ x < [*]	[*] €/SA· month
[*] ≤ x < [*]	[*] €/SA· month
[*] ≤ x < [*]	[*] €/SA· month
[*] ≤ x < [*]	[*] €/SA· month
[*] ≤ x < [*]	[*] €/SA· month
[*] ≤ x < [*]	[*] €/SA· month
[*] ≤ x < [*]	[*] €/SA· month
[*] ≤ x < [*]	[*] €/SA· month
x ≥ [*]	[*] €/SA· month

Table 1. Monthly Unit Maintenance Fee for the “Complete” Model

Example of application: in the case that a VMO under the "complete" model has an average number of active services (SAAOP) of [*] in a given billing period, ELEPHANT TALK will invoice VEE with the concept of monthly maintenance fee for active services for that OMV, the following amount: [*].

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

In those cases in which the VMO’s average number of active services is equal to or greater than an established limit ([*]) during more than [*] consecutive invoicing periods, VEE may request an improvement in the maintenance prices applicable to the excess services over and above the established limit, being agreed by the parties a reduction revision of at least a [*] over the unitary monthly fee of the last step.

The prices listed in the above table are valid if the average monthly traffic of the OMV (defined in paragraph 3.2.1.4) is less than or equal to [*] MB/SA·month.

Where the average monthly traffic of the OMV (defined in paragraph 3.2.1.4) is more than [*] MB/SA·month, the following increments over the previous table will apply:

MB/month	Incremental cost over SIM price (€)
[*] – [*]	[*] €
[*] – [*]	[*] €
[*] – [*]Gb	[*] €
> [*]Gb	[*] €

Figure 1. Monthly Unit Maintenance Fee for the “Complete” Model

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

3.2.2.3	Other Monthly Fees

Only in the case of VMOs that contract the “generation of prepayment or post-payment invoice / historic record of usage for the end customer” service, a monthly fee of [*] €/month is defined for each active service that enjoys this service in the invoicing period in question.

No other monthly maintenance fees shall be applied, except in the case of a prior agreement between the Parties.

3.2.2.4	Minimum Monthly Invoicing and Accrual of Monthly Fees

As from the RFS date and until the VMO’s de-registration date, the minimum monthly amount of the sum of the regular fees in this Model is established at [*] €/VMO∙month. In the case of incomplete months, this amount shall be distributed proportionally by dividing the number of days of operation in the month into the standard month’s duration in days (30 days).

This amount includes all the regular payments for the rendering of services that may be established for the VMO.

The different monthly fees shall accrue on the last day of the invoicing period in question.

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Annex D: Economic Terms and Conditions

Figure 2. Monthly Fee for “Complete” Model VMO based on the Number of Active Services

So as to avoid zigzags, the Parties agree to apply linear interpolation between the slope change points on the curve.

3.2.3	“Minimum” Model

This Model is similar to the previous one (“Complete” Model), with the sole difference being that the VMO, instead of [*], shall only have an [*] to access the functionality at its disposal, as specified in the following paragraph. As in the “Complete” Model, the average monthly data traffic of the VMO (as per the formula established in section 3.2.1.5) may not exceed the value of [*] MB/month.

The detailed list of services included in this Model shall be included in Annexes A (VMO end customer Services), B1 (Services for the VMO) and B2 (Services for VEE) and shall coincide with the definition of the [*].

3.2.3.1	VMO Implantation Fee

The implantation fee in this Model is established at [*] €/VMO.

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Annex D: Economic Terms and Conditions

Once the foregoing points have been agreed, VEE will request ELEPHANT TALK in a written and provable way, the beginning of the execution of the project plan approved by both parties. The beginning of the execution will mark the moment of accrual of the [*] of the VMO implantation fee that corresponds according to the model of VMO. The accrual of the [*] remaining of the VMO implementation fee will occur after the effective date of the Ready For Service (RFS), which will take place when there are no incidents related to the implantation unsettled by ELEPHANT TALK, and when all the functionality defined in the specification document is ready the exploitation by the VMO, and so is accredited through an act of acceptance Ready For Service (RFS) signed by VEE. Exceptionally, Ready For Service (RFS) may be authorized by VEE when it understands that the unavailability of functionality or outstanding incidents are considered commercially acceptable, and as long as ELEPHANT commits a date for implantation or remedy of them. In this case VEE will issue an act of acceptance of Ready for Service (RFS) conditioned to the remedy of these incidents or pending functions in the terms reflected in the Act.

3.2.3.2	Active Service Monthly Maintenance Fee

The total general monthly active service maintenance fee (CMMTot) is calculated by multiplying the period’s average number of active services (SAAOP) – as defined in section 3.2.1.3 – by the monthly unit maintenance fee (CMM(SAAOP)):

CMMTot = SAAOP ∙CMM(SAAOP)

The monthly unit maintenance fee (CMM(SAEOP)) is calculated on the basis of the average number of active services in the invoicing period (SAAOP), as established in the following table:

SAAOP	CMM(SAAOP)
x < [*]	[*] €/SA·mes
[*]≤ x < [*]	[*] €/SA·mes
[*]≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*]≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
x ≥ [*]	[*] €/SA·mes

Table 2. Monthly Unit Maintenance Fee for the “Minimum” Model

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Annex D: Economic Terms and Conditions

Example of application: in the case that a VMO under the "minimum" model has an average number of active services (SAAOP) of [*] in a given billing period, ELEPHANT TALK will invoice VEE with the concept of monthly maintenance fee for active services for that OMV, the following amount: [*].

In those cases in which the VMO’s average number of active services is equal to or greater than an established limit ([*]) during more than [*] consecutive invoicing periods, VEE may request an improvement in the maintenance prices applicable to the excess services over and above the established limit, being agreed by the parties a reduction revision of at least a [*] over the unitary monthly fee of the last step..

The prices listed in the above table are valid if the average monthly traffic of the OMV (defined in paragraph 3.2.1.4) is less than or equal to [*] MB/SA•month.

Where the average monthly traffic of the OMV (defined in paragraph 3.2.1.4) is more than [*] MB/SA•month, the following increments over the previous table will apply:

Figure 3. Monthly Unit Maintenance Fee for the “Minimum” Model

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

3.2.3.3	Other Monthly Fees

Only in the case of VMOs that contract the “generation of prepayment or post-payment invoice / historic record of usage for the end customer” service, a monthly fee of [*] €/month is defined for each active service that enjoys this service in the invoicing period in question.

No other monthly maintenance fees shall be applied, except in the case of a prior agreement between the Parties.

3.2.3.4	Minimum Monthly Invoicing

As from the RFS date and until the VMO’s de-registration date, the minimum monthly amount of the sum of the regular fees in this Model is established at [*] €/VMO∙month. In the case of incomplete months, this amount shall be distributed proportionally by dividing the number of days of operation in the month into the standard month’s duration in days (30 days).

This amount includes all the regular payments for the rendering of services that may be established for the VMO.

The different monthly fees shall accrue on the last day of the invoicing period in question.

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

Figure 4. Monthly Fee for “Minimum” Model VMO based on the Number of Active Services

So as to avoid zigzags, the Parties agree to apply linear interpolation between the slope change points on the curve.

3.2.4	“Minimum” Model for VMO migrated to VEE from any Company pertaining to the VEE Group

This Model makes available to the VMO a level of functionality and support similar to the previous one (“Minimum” Model) but it only applies to the VMOs migrated to VEE from any company belonging to the VEE Group. As in the “Minimum” Model, the average monthly data traffic of the VMO (defined in section 3.2.1.5) may not exceed the value of [*] MB/month.

The detailed list of services included in this Model is identical to that of the standard VMO “Minimum” Model defined in the preceding section.

3.2.4.1	VMO Implantation Fee

The implantation fee in this Model is established at [*] €/VMO.

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

Once the foregoing points have been agreed, VEE will request ELEPHANT TALK in a written and provable way, the beginning of the execution of the project plan approved by both parties. The beginning of the execution will mark the moment of accrual of the [*] of the VMO implantation fee that corresponds according to the model of VMO. The accrual of the [*] remaining of the VMO implementation fee will occur after the effective date of the Ready For Service (RFS), which will take place when there are no incidents related to the implantation unsettled by ELEPHANT TALK, and when all the functionality defined in the specification document is ready the exploitation by the VMO, and so is accredited through an act of acceptance Ready For Service (RFS) signed by VEE. Exceptionally, Ready for Service (RFS) may be authorized by VEE when it understands that the unavailability of functionality or outstanding incidents are considered commercially acceptable, and as long as ELEPHANT commits a date for implantation or remedy of them. In this case VEE will issue an act of acceptance of Ready for Service (RFS) conditioned to the remedy of these incidents or pending functions in the terms reflected in the Act.

3.2.4.2	Monthly Active Service Maintenance Fee

The total general monthly active service maintenance fee (CMMTot) is calculated by multiplying the period’s average number of active services (SAAOP) – as defined in section 3.2.1.3 – by the monthly unit maintenance fee (CMM(SAAOP)):

CMMTot = SAAOP ∙CMM(SAAOP)

The monthly unit maintenance fee (CMM(SAEOP)) is established as a single value of [*] €/SA month.

In those cases in which the VMO’s average number of active services is equal to or greater than an established limit ([*]) during more than three consecutive invoicing periods, VEE may request an improvement in the maintenance prices applicable to the excess services over and above the established limit.

To the date of signature of the present annex, three MVNO's, have been migrated, being applicable the following prices for each of them, provided that the average monthly traffic of the OMV (defined in paragraph 3.2.1.4) does not exceed the value of [*] MB/month, and that service levels and that the major monthly service indicators (KPIs) listed in Annex C to this agreement are fulfilled and ELEPHANT TALK accredits its compliance in an irrefutable manner with VEE sharing the agreed information agreed monthly between the parties in due time and form:

•	EROSKI: the unitary monthly maintenance fee (CMM (SAAOP) is set to a unique value of [*] €/ SA•month.

•	LEBARA: the unitary monthly maintenance fee (CMM (SAAOP) is set as follows, based on the average number of inbound and outbound minutes completed by each SAAOP:

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

Average (inbound and outbound) minutes carried by each SAAOP	Incremental cost over the SIM price (€)
< [*] minutes	[*] €
[*] – [*] minutes	[*] €
[*] – [*] minutes	[*] €
[*] – [*] minutes	[*] €
[*] – [*] minutes	[*] €

Table 3.-Unitary monthly maintenance fee for LEBARA.

•	HITS: the unitary monthly maintenance fee (CMM (SAAOP) is set to a unique value of [*] €/ SA•month.

Where the average monthly traffic of the OMV (defined in paragraph 3.2.1.4) is more than [*] MB/SA·month, apply the following increases on prices defined for each migrated MVNO models:

MB/month	Incremental cost over the SIM price (€)
[*] - [*]	[*] €
[*] – [*]	[*] €
[*] – [*]Gb	[*] €
> [*]Gb	[*] €

Table 4.- Incremental cost over the SIM price (€) by data usage.

3.2.4.3	Other Monthly Fees

Only in the case of VMOs that contract the “generation of prepayment or post-payment invoice / historic record of usage for the end customer” service, a monthly fee of [*] €/month is defined for each active service that enjoys this service in the invoicing period in question.

No other monthly maintenance fees shall be applied, except in the case of a prior agreement between the Parties.

3.2.4.4	Minimum Monthly Invoicing and Accrual of Monthly Fees

This Model does not establish a minimum monthly amount for the monthly maintenance payments that may be established for the VMO.

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

The different monthly fees shall accrue on the last date of the invoicing period in question.

3.2.5	M2M complete solution VMO Model

This Model is equivalent to the “Complete” Model but with two additional restrictions:

•	The VMO’s end customer may not make use of voice or video-call services
•	The VMO’s end customer may not make use of voice services
•	The VMO’s end customer may not make use of SMS services
•	The average monthly data traffic of the VMO (defined in section 3.2.1.5) may not exceed the value of [*] MB/month

Where the monthly average data usage is exceeded in a given month, the price of the corresponding model shall apply on the SIMs that exceeds the average values.

When there is Voice or SMS usage expected, the parties will analyze the model prior agreement, and the price will be between the one reflected in section 3.2.5 (minimum price) and 3.2.2. (Maximum price).

In all other aspects, the detailed list of services included in this Model shall coincide with that of the “Complete” Model.

3.2.5.1	VMO Implantation Fee

The implantation fee in this Model is established at [*] €/VMO.

Once the foregoing points have been agreed, VEE will request ELEPHANT TALK in a written and provable way, the beginning of the execution of the project plan approved by both parties. The beginning of the execution will mark the moment of accrual of the [*] of the VMO implantation fee that corresponds according to the model of VMO. The accrual of the [*] remaining of the VMO implementation fee will occur after the effective date of the Ready For Service (RFS), which will take place when there are no incidents related to the implantation unsettled by ELEPHANT TALK, and when all the functionality defined in the specification document is ready the exploitation by the VMO, and so is accredited through an act of acceptance Ready For Service (RFS) signed by VEE. Exceptionally, Ready for Service (RFS) may be authorized by VEE when it understands that the unavailability of functionality or outstanding incidents are considered commercially acceptable, and as long as ELEPHANT commits a date for implantation or remedy of them. In this case VEE will issue an act of acceptance of Ready for Service (RFS) conditioned to the remedy of these incidents or pending functions in the terms reflected in the Act.

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

3.2.5.2	Monthly Active Service Maintenance Fee

The total general monthly active service maintenance fee (CMMTot) is calculated by multiplying the period’s average number of active services (SAAOP) – as defined in section 3.2.1.3 – by the monthly unit maintenance fee (CMM(SAAOP)):

CMMTot = SAAOP ∙CMM(SAAOP)

The monthly unit maintenance fee (CMM(SAEOP)) is calculated on the basis of the average number of active services in the invoicing period (SAAOP), as established in the following table:

SAAOP	CMM(SAAOP)
x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*]≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
x ≥ [*]	[*] €/SA·mes

Table 5. Monthly Unit Maintenance Fee for the “Minimum” Model

Example of application: in the case that a VMO under the M”M "complete" model has an average number of active services (SAAOP) of [*] in a given billing period, ELEPHANT TALK will invoice VEE with the concept of monthly maintenance fee for active services for that OMV, the following amount: [*].

In those cases in which the VMO’s average number of active services is equal to or greater than an established limit ([*]) during more than three consecutive invoicing periods, VEE may request an improvement in the maintenance prices applicable to the excess services over and above the established limit.

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

Figure 5. Monthly Unit Maintenance Fee for the M2M Model

3.2.5.3	Other Monthly Fees

Only in the case of VMOs that contract the “generation of prepayment or post-payment invoice / historic record of usage for the end customer” service, a monthly fee of [*] €/month is defined for each active service that enjoys this service in the invoicing period in question.

No other monthly maintenance fees shall be applied, except in the case of a prior agreement between the Parties.

3.2.5.4	Minimum Monthly Invoicing

As from the RFS date and until the VMO’s de-registration date, the minimum monthly amount of the sum of the regular fees in this Model is established at [*] €/VMO∙month. In the case of incomplete months, this amount shall be distributed proportionally by dividing the number of days of operation in the month into the standard month’s duration in days (30 days).

This amount includes all the regular payments for the rendering of services that may be established for the VMO.

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

The different monthly fees shall accrue on the last day of the invoicing period in question.

Figure 6. Monthly Fee for the “Minimum” Model VMO based on the Number of Active Services

So as to avoid zigzags, the Parties agree to apply linear interpolation between the slope change points on the curve.

3.2.6	M2M minimum solution VMO Model

This Model is equivalent to the “minimum” Model but with two additional restrictions:

•	The VMO’s end customer may not make use of voice or video-call services
•	The VMO’s end customer may not make use of voice services
•	The VMO’s end customer may not make use of SMS services
•	The average monthly data traffic of the VMO (defined in section 3.2.1.5) may not exceed the value of [*] MB/month

Where the monthly average data usage is exceeded in a given month, the price of the corresponding model shall apply on the SIMs that exceeds the average values.

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

When there is Voice or SMS usage expected, the parties will analyze the model prior agreement, and the price will be between the one reflected in section 3.2.5 (minimum price) and 3.2.2. (Maximum price).

In all other aspects, the detailed list of services included in this Model shall coincide with that of the “Minimum” Model.

3.2.6.1	VMO Implantation Fee

The implantation fee in this Model is established at [*] €/VMO.

Once the foregoing points have been agreed, VEE will request ELEPHANT TALK in a written and provable way, the beginning of the execution of the project plan approved by both parties. The beginning of the execution will mark the moment of accrual of the [*] of the VMO implantation fee that corresponds according to the model of VMO. The accrual of the [*] remaining of the VMO implementation fee will occur after the effective date of the Ready For Service (RFS), which will take place when there are no incidents related to the implantation unsettled by ELEPHANT TALK, and when all the functionality defined in the specification document is ready the exploitation by the VMO, and so is accredited through an act of acceptance Ready For Service (RFS) signed by VEE. Exceptionally, Ready for Service (RFS) may be authorized by VEE when it understands that the unavailability of functionality or outstanding incidents are considered commercially acceptable, and as long as ELEPHANT commits a date for implantation or remedy of them. In this case VEE will issue an act of acceptance of Ready for Service (RFS) conditioned to the remedy of these incidents or pending functions in the terms reflected in the Act.

3.2.6.2	Monthly Active Service Maintenance Fee

The total general monthly active service maintenance fee (CMMTot) is calculated by multiplying the period’s average number of active services (SAAOP) – as defined in section 3.2.1.3 – by the monthly unit maintenance fee (CMM(SAAOP)):

CMMTot = SAAOP ∙CMM(SAAOP)

The monthly unit maintenance fee (CMM(SAEOP)) is calculated on the basis of the average number of active services in the invoicing period (SAAOP), as established in the following table:

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

SAAOP	CMM(SAAOP)
x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes

Table 6. Monthly Unit Maintenance Fee for the “Minimum” Model

Example of application: in the case that a VMO under the M2M "minimum" solution model has an average number of active services (SAAOP) of [*] in a given billing period, ELEPHANT TALK will invoice VEE with the concept of monthly maintenance fee for active services for that OMV, the following amount: [*].

In those cases in which the VMO’s average number of active services is equal to or greater than an established limit ([*]) during more than three consecutive invoicing periods, VEE may request an improvement in the maintenance prices applicable to the excess services over and above the established limit.

3.2.6.3	Other Monthly Fees

Only in the case of VMOs that contract the “generation of prepayment or post-payment invoice / historic record of usage for the end customer” service, a monthly fee of [*]€/month is defined for each active service that enjoys this service in the invoicing period in question.

No other monthly maintenance fees shall be applied, except in the case of a prior agreement between the Parties.

3.2.6.4	Minimum Monthly Invoicing

As from the RFS date and until the VMO’s de-registration date, the minimum monthly amount of the sum of the regular fees in this Model is established at [*] €/VMO∙month. In the case of incomplete months, this amount shall be distributed proportionally by dividing the number of days of operation in the month into the standard month’s duration in days (30 days).

This amount includes all the regular payments for the rendering of services that may be established for the VMO.

The different monthly fees shall accrue on the last day of the invoicing period in question.

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

3.2.7	Small size “complete solution” VMO Model

They will be considered as "small size" OMV's those VMO whose three-year business plan does not provide for a number of active services exceeding [*]. The detailed list of services included in this model will match the “Complete” model, but with a lower level of customization.

The parties will study and agree, case-by-case and in good faith, the best economic model for this model.

3.2.8	Small size “minimum solution” VMO Model

They will be considered as "small size" OMV's those VMO whose three-year business plan does not provide for a number of active services exceeding [*]. The detailed list of services included in this model will match the “Minimum” model, but with a lower level of customization.

The parties will study and agree, case-by-case and in good faith, the best economic model for this model.

3.2.9	Special models

3.2.9.1	“Large-Size” VMO

“Large-size” VMOs shall be deemed to be those whose long-term business plan envisages a number of active services in excess of [*] (or [*] in the case of type M2M VMOs). VEE shall be able to request from ELEPHANT TALK special conditions for this type of VMO under the following general assumptions:

•	Greater level of personalization
•	Greater level of minimum monthly invoicing
•	Lower monthly unit maintenance fees

3.2.9.2	“Customized” VMO Models

In the case of VMOs whose features or needs do not adequately meet any of the foregoing models, VEE shall be able to request a customized offer. In the case of models that can be defined as a hybrid of several of the reference models, the quoted economic terms and conditions must be constructed in accordance with those defined for such reference models (applying qualitative criteria for their interpolation, extrapolation or analogy, as applicable).

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

3.3.	Reference prices for the extension of the solution to new Vodafone Group OpCos and/or extension to new countries

In the case that VEE extends the solution for the provision of technical and operational services to one or more companies of the Vodafone Group and/or extends the solution to another country, and based on the premise that possible extensions are done within the framework of this Contract, a discount in the reference prices for each of the chargeable concepts will apply as follows:

3.3.1	VMO Implantation Fee

Implementation fee will be set depending on the applicable OMV model. No different price than the one defined for each of the possible models included in paragraph 3.2. of the present Annex will be applied.

Example of application: If VEE extends the solution for the provision of technical and operational services to OpCo 1 of the Vodafone Group, and the OMV model to launch is under the full model, as defined in paragraph 3.2.2. of the present Annex, the implantation fee would be € [*], as defined in paragraph 3.2.2.1. of the present Annex.

Once the foregoing points have been agreed, VEE will request ELEPHANT TALK in a written and provable way, the beginning of the execution of the project plan approved by both parties. The beginning of the execution will mark the moment of accrual of the [*] of the VMO implantation fee that corresponds according to the model of VMO. The accrual of the [*] remaining of the VMO implementation fee will occur after the effective date of the Ready For Service (RFS), which will take place when there are no incidents related to the implantation unsettled by ELEPHANT TALK, and when all the functionality defined in the specification document is ready the exploitation by the VMO, and so is accredited through an act of acceptance Ready For Service (RFS) signed by VEE. Exceptionally, Ready For Service (RFS) may be authorized by VEE when it understands that the unavailability of functionality or outstanding incidents are considered commercially acceptable, and as long as ELEPHANT commits a date for implantation or remedy of them. In this case VEE will issue an act of acceptance of Ready for Service (RFS) conditioned to the remedy of these incidents or pending functions in the terms reflected in the Act.

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

In addition, the parties agree that, if the number of lines expected in the Business Plan for a particular country is less than [*] lines, ELEPHANT TALK may increase the cited implementation fee to VEE in an amount that will be studied case by case and negotiated and agreed by the parties in good faith.

3.3.2	Active Service Monthly Maintenance Fee

Active services monthly maintenance fee will be calculated and set depending on the applicable MVO model, taking into account the following premises:

•	[*]

Example of application: If VEE extends the solution for the provision of technical and operational services to [*], and the OMV model to launch is under the minimum model, as defined in paragraph 3.2.3. of the present Annex, the monthly active service maintenance fee would be calculated with the mechanism described in paragraph 3.2.3.2 of the present Annex and according with the following table:

SAAOP	CMM(SAAOP)
x < [*]	[*] €/SA·mes
[* ]≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
x ≥ [*]	[*] €/SA·mes

Table 7-monthly unit maintenance fee for the "minimum" model including the [*].

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FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

•	[*]

Example of application: If VEE extends the solution for the provision of technical and operational services to [*], and the OMV model to launch is under the minimum model, as defined in paragraph 3.2.3. of the present Annex, the monthly active service maintenance fee would be calculated with the mechanism described in paragraph 3.2.3.2 of the present Annex and according with the following table:

SAAOP	CMM(SAAOP)
x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
x ≥ [*]	[*] €/SA·mes

Table 8-monthly unit maintenance fee for the "minimum" model including the [*].

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

•	[*]

Example of application: If VEE extends the solution for the provision of technical and operational services to [*], and the OMV model to launch is under the minimum model, as defined in paragraph 3.2.3. of the present Annex, the monthly active service maintenance fee would be calculated with the mechanism described in paragraph 3.2.3.2 of the present Annex and according with the following table:

SAAOP	CMM(SAAOP)
x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
[*] ≤ x < [*]	[*] €/SA·mes
x ≥ [*]	[*] €/SA·mes

Table 9-monthly unit maintenance fee for the "minimum" model including the [*].

3.4	Special Projects

Based on the procedure which regulates the preparation of special projects for the development of a new functionality, at the request of VEE or its customers and providers, in accordance with what is established in Annex E, ELEPHANT TALK shall invoice the following concepts:

▪	Project Execution: Designed to cover the costs of the project’s development testing, documentation and implementation of the project. Once the foregoing points have been agreed, VEE will request ELEPHANT TALK in a written and provable way, the beginning of the execution of the project plan approved by both parties. The accrual of the cost of the project will occur after the effective date of the Ready For Service (RFS), which will take place when there are no incidents related to the implantation and unsettled by ELEPHANT TALK, and when all the functionality defined in the specification document is ready for commercial exploitation, and thus is credited in an irrefutable manner by ELEPHANT TALK. Exceptionally, Ready For Service (RFS) may be authorized by VEE when it understands that the unavailability of functionality or outstanding incidents should be considered commercially acceptable and where ELEPHANT compromises a date for implantation or correction thereof, unless the parties have agreed a different payment mechanism during the project.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

▪	Recurring Maintenance or Use of Service Fees: In the event that the project requires the payment of recurring fees for maintenance or use of the service, these fees shall be grouped together as additional fees to the other recurring fees of the VMO or of VEE. Their accrual shall be similar to that of all other recurring fees. These recurring fees must be specified in the document responding to the feasibility study and must have been expressly accepted by VEE. In any case, they will begin to apply from the date of RFS. In the case of incomplete months, such amount will be prorated by dividing the number of days of operation of the month between the duration in days of the month type (30 days). The monthly recurring fee is accrued the last day of the billing period. .

3.5	Special Operations

Based on the procedure that regulates the execution of special operations, at the request of VEE or its customers and in accordance with what is described in Annex E, ELEPHANT TALK shall invoice the following concepts:

▪	Project Execution: Designed to cover the costs of the project’s development, testing documentation and implementation of the project. VEE will request ELEPHANT TALK in a written and provable way, the beginning of the execution of the project plan approved by both parties. The beginning of the execution will mark the moment of accrual of the [*] of the project execution cost that corresponds according to the offer agreed by the parties. The accrual of the [*] of the project execution cost will occur after the effective date of the Ready For Service (RFS), which will take place when there are no incidents related to the implantation unsettled by ELEPHANT TALK, and when all the functionality defined in the specification document is ready the exploitation, and so is accredited by ELEPHANT TALK in a irrefutable way. Exceptionally, Ready For Service (RFS) may be authorized by VEE when it understands that the unavailability of functionality or outstanding incidents are considered acceptable, and as long as ELEPHANT commits a date for implantation or remedy of them. In this case VEE will issue an act of acceptance of the works conditioned to the remedy of these incidents or pending functions in the terms reflected in the Act.

▪	Recurring Maintenance or Use of Service Fees: In the event that the task requires the payment of recurring fees for maintenance or use of the service, these fees shall be grouped together as additional fees in to the other recurring fees of the VMO or of VEE. Their accrual shall be similar to that of all other recurring fees. These recurring fees must be specified in the document responding to the feasibility study and must have been expressly accepted by VEE. In the case of incomplete months, such amount will be prorated by dividing the number of days of operation of the month between the duration in days of the month type (30 days). The monthly recurring fee is accrued the last day of the billing period. .

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

3.6	Other Services Outsourced or Delegated by VEE to ELEPHANT TALK

This section defines the economic terms and conditions applicable to services to be rendered by third parties that, although provided for in the Contract, have been identified as not covered by the foregoing invoiceable concepts and the rendering of which has been requested by VEE and agreed by both Parties. These services include, inter alia:

•	[*]

•	[*]

•	[*]

•	[*]

ELEPHANT TALK shall transfer these costs to VEE in full, raised by a maximum percentage of 5% to cover management charges, except in the case of a prior agreement between the Parties. These costs shall accrue to VEE on the payment date of ELEPHANT TALK to the third parties in each one of the services.

VEE shall be able to audit the real cost of the third-party services supported by ELEPHANT TALK in order to check the correct application of the invoicing terms and conditions defined in this section.

3.7	[*]

As established in the Main Body of the Contract, [*]. For this, the Parties shall order the implementation of a process for their updating by an independent entity. Alternatively, the Parties may mutually define a different updating process.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

4.	Penalties for Non-Fulfillment of the Service Level (SLA)

4.1	General Principles

The Parties agree to establish a system of compensations for the case of non-fulfillment of the agreed service levels, which are specified in Annexes A, B1, B2, C and E.

These compensations are additional to the penalties provided for in the Main Body of the Contract.

4.2	Services to End Customer

In the event of critical incidents affecting the end customer’s service, the cause of which is attributable to the operations and/or resources under the responsibility of ELEPHANT TALK, VEE shall be able to claim from ELEPHANT TALK compensation that is proportional to the affected income, in accordance with the following formula:

[*]

In the event that the cause’s responsibility is shared by VEE and ELEPHANT TALK, the Parties shall establish a quantitive distribution of such responsibility based on the conclusions of the incident analysis report. The compensation requested by VEE from ELEPHANT TALK shall be calculated by applying the attribution percentage obtained from the preceding formula.

4.3	Implantation of New Virtual Mobile Operators

In the case of non-fulfillment of the date agreed for the start of the service’s acceptance tests (UAT) in the VMO’s implantation plan for causes entirely attributable to ELEPHANT TALK, VEE shall be able to claim compensation proportional to the connection fee. The Parties agree to a penalty equivalent to [*] of the VMO’s connection fee for [*] in respect of the plan, with a maximum of [*] of the connection fee or [*] of the affected VMO’s monthly fees (whichever is greater).

4.4	Development of New Services, Special Projects and Special Operations

In the case of non-fulfillment of the main milestones committed to in the project plan included in the feasibility study submitted by ELEPHANT TALK (start of the project’s acceptance tests, project RFS, the special operation’s termination) for causes entirely attributable to ELEPHANT TALK, VEE shall be able to claim compensation proportional to the quoted service’s amount (as indicated in the feasibility study). The Parties agree to a penalty equivalent to the maximum of [*] of the VMO’s connection fee for [*] in respect of the plan or [*] of the project’s execution cost.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

5.	Invoicing and Payment Terms and Conditions

5.1	Ordinary Invoices for the Rendering of Services

ELEPHANT TALK shall issue an ordinary invoice on a monthly basis. The invoice shall be issued as from the first working day of each month and shall include all the services that have accrued in the previous calendar month. In principle, it shall comprise the following sections:

•	For each VMO in operation (from the RFS date and up to its de-registration):

a.	Initial connection fee: Only for the VMOs whose RFS has occurred in the preceding month
b.	Regular fees for the rendering of services accrued in the preceding month
c.	Special projects carried out for the VMO and accrued in the preceding month
d.	Special operations carried out for the VMO and accrued in the preceding month
e.	Services outsourced or delegated to third parties and accrued in the preceding month

•	Other charges of a general nature:

a.	Special projects of a general type and accrued in the preceding month
b.	Special operations of a general type and accrued in the preceding month

In addition to the invoice summary, ELEPHANT TALK shall generate a detailed invoice in electronic format, the format of which is to be agreed by the Parties prior to the first ordinary invoice’s issue. The detailed invoice shall contain all the necessary information for identifying the invoiced services and reconstructing the calculation of each item’s amounts.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

5.2	Procedure for period purchase order processing for the issuing of ordinary services invoices

To improve operating procedures associated with payments, purchase orders may be placed to ELEPHANT TALK for periods of [*], counting from the date of entry into force of the new SLAs framework defined in Annex C - technical of the present Contract, and set on November 1, 2013.

Such purchase orders shall include the corresponding billable concepts as described in section 5.1. of the present Annex, except any other general charges, described in section 5.1. of the present Annex.

This agreement shall not affect the due date of the invoice, to be produced in the month that corresponds (for example, if it is agreed the pre-issue of ordinary invoices for the period between [*], in the month of [*], the invoice relating to the activity of [*] will be due on the same date that it would if it was issued in that month.

Additionally an operation procedure is agreed to regularize the possible deviations between issued purchase orders and the services actually provided. Therefore, each month (N), ELEPHANT TALK and VEE will review the services effectively rendered in the current month and compare it against the purchase order issued for it, agreeing, if appropriate, adjustments to apply on the invoice for the following month, which may be made in favor of ELEPHANT TALK, in the case that VEE’s estimation of the order of was lower than the services actually rendered; or in favor of VEE, in case that the VEE’s estimation exceeds the services actually provided. Also, the other general charges described in paragraph 5.1 of the present annex, will be included in the same, as well as any operation and/or special project made in the previous month.

In addition, the parties agree to issue, [*], a new order for a period of [*] additional months.

Example of application:

•	The parties agree in [*] to issue a purchase order for the following [*], i.e. for the period comprised between [*].

•	After the first [*], i.e. in [*], VEE will issue an additional order for [*], comprising the period comprised between [*] inclusive.

The purchase order estimation will be done by VEE, in good faith and using the realistic business forecast prepared by VEE, as a basis.

5.3	[*] for provision of services

ELEPHANT TALK provides a commercial discount for provision of services, in the following terms:

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

•	[*] on the monthly fee for maintenance of active services to models defined in sections 3.2.3.2."minimum Model "; 3.2.5.2 "Model for M2M MVNO solution", 3.2.6.2. "Model for M2M MVNO minimum solution ", 3.2.7.2. "OMV's small size complete solution model " and 3.2.8.2. "OMV's small size complete solution model ".

•	[*] for active services for model defined in paragraph 3.2.2.2. "complete solution" model.

5.4	Extraordinary Invoices for Execution of Special Projects or Special Operations

Subject to an agreement between the Parties, ELEPHANT TALK shall be able to issue extraordinary invoices in advance relating to the execution of special projects or special operations that are unusual or of a particular scope.

5.5	Execution of Penalties

In the case of non-fulfillment of the Service Level Agreement (SLA) involving the payment of monetary penalties, these penalties shall be included as credits in the subsequent ordinary monthly invoice.

5.6	Payment Terms

The ordinary and extraordinary invoices for the rendering of services shall mature at their term from the invoice’s issue date agreed by the parties . Payment must be made by VEE on day [*] following the maturity date.

VEE shall use its best efforts to make available to ELEPHANT TALK access to the “confirming” service through one of the financial institutions with which VEE customarily works. Moreover, VEE accepts a [*] increase in the prices of this Annex as assistance to offset the additional costs involved in extending payment beyond [*] days after the invoice date. If such costs were to exceed the limit of [*] or were to fall below [*], the Parties undertake to negotiate in good faith the updating of the [*]% offsetting percentage.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

5.7	Payment Addresses

Payments relating to the Contract shall be made by means of a transfer to the bank accounts notified by the Parties and located in Spain. The holder of each account must coincide with each Party’s corporate person.

Within a minimum term of 7 calendar days prior to the date of issuance of the invoice, each Party must notify the other of any change in the payment address of the amounts to be settled, having the obligation of facilitating the details of their bank accounts as per the Spanish Banking Association’s coding, in respect of the last payment address.

6.	Fiscal Clause

In connection with the invoicing carried out by ELEPHANT TALK, Value Added Tax or similar tax corresponding to the pertinent jurisdiction, hereinafter, the Tax, must be added to all the agreed prices.

If the Tax is applicable to any amount payable to ELEPHANT TALK, ELEPHANT TALK shall present an invoice to VEE that must comply with all the requirements established in the applicable legislation and that shall enable VEE to obtain, as and when applicable, the deduction or return of the Tax through the applicable deduction or return procedure (the “Fiscal Invoice”).

Upon receipt of the Fiscal Invoice, VEE shall pay the Tax corresponding to the payment to ELEPHANT TALK at the rate in force.

Given the fact that ELEPHANT TALK provides services outside the European Union, ELEPHANT TALK shall provide VEE with an explanation of the nature of the Tax, the applied rate and any ways in which VEE can deduct this Tax.

In the event that ELEPHANT TALK incorrectly calculates the amount of Tax chargeable to VEE, the invoice shall be corrected in the following manner:

•	Where VEE paid in excess, ELEPHANT TALK shall reimburse this amount to the company plus interest and any related charge and shall supply VEE with a correct invoice or credit note for the amount of the excess payment made by the company;

•	Where VEE paid less than the correct amount, the company shall pay the extra amount to ELEPHANT TALK upon receipt of the correct invoice.

•	Both payments shall be made in accordance with the provisions of Clause 5. So as to avoid any doubts, VEE shall not accept the cost of any fines, interest or other charges arising from the incorrect charging of the Tax.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

Withholding applicable to the payment:

The Price shall be paid without applying any deductions or compensation except when the applicable Law establishes otherwise. In those cases in which the applicable Law imposes the obligation of making withholdings as a consequence of the services rendered by ELEPHANT TALK, VEE shall withhold and pay the tax to the corresponding Tax Office in the name and on behalf of ELEPHANT TALK. VEE shall present to ELEPHANT TALK the pertinent certificate of withholdings, with details of the amount deducted or withheld.

In the event of the existence of a Double Taxation Agreement, the tax withholding rate or exemptions established in such Agreement shall be applied. VEE shall only withhold and pay the reduced tax in the name and on behalf of ELEPHANT TALK when the competent Tax Authorities of the provider’s country issue an adequate tax address certificate in accordance with the terms and conditions of the Double Taxation Agreement signed by ELEPHANT TALK and VEE and delivered to the latter.

If VEE in good faith were to pay the Price to ELEPHANT TALK without applying the established deduction or withholding and a subsequent audit or tax inspection were to identify that a deduction or withholding ought to have been applied to the amount due, ELEPHANT TALK shall be responsible for paying this deduction or withholding within a 30-day term, at the request of VEE, to the pertinent authority together with the corresponding sanctions and interests. VEE shall present to ELEPHANT TALK all the documentation to which the foregoing section refers.

ELEPHANT TALK declares and guarantees to VEE that its tax address is in Switzerland and that it shall continue to keep its tax address in that country, except when it notifies a change of tax address in writing thirty (30) days in advance. In the event that ELEPHANT TALK were to change its tax address, it shall immediately present all the documentation demanded by VEE demonstrating its tax address in the territory. Should VEE not be informed of a change of tax address by ELEPHANT TALK, the latter must compensate VEE for all the costs, including but not being limited to the withholding of the tax at source, sanctions and interests. The foregoing is the sole and exclusive recourse of VEE in this type of situation.

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Annex D in duplicate and for a single purpose on the date indicated ut supra.

Signed: Mr. José Paulo Da Silva Dourado Neves	Signed: Mr. Mark Dirk Marin Nije
/s/ José Paulo Da Silva Dourado Neves	/s/ Mark Dirk Marin Nije

For: VODAFONE ENABLER ESPAÑA, S.L.	For: ELEPHANT TALK EUROPE HOLDING, BV

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV

FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES

Annex D: Economic Terms and Conditions

APÉNDICE 1: DEFINITION OF LIFE CYCLE

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV
FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES
Annex D: Economic Terms and Conditions

APPENDIX 2: TRANSFORMATION PLAN COSTS

Projects	Cost	Monthly cost (if applicable)
[*]	[*]	[*]
[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]
[*]
[*]
[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

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Certain of the Annexes to the Agreement are currently unexecuted and will be executed separately by the Parties as forseen in the Main Body of the contract in Section 17.2. Upon execution of the outstanding Annexes, and if the Parties so desire, we will submit subsequent requests for confidential treatment with the SEC for the relevant portions of those Annexes.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV
FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES
Annex E: Capabilities and Undertakings Relating to Project Management

Annex E: Capabilities and Undertakings Relating to
Project Management

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Certain of the Annexes to the Agreement are currently unexecuted and will be executed separately by the Parties as forseen in the Main Body of the contract in Section 17.2. Upon execution of the outstanding Annexes, and if the Parties so desire, we will submit subsequent requests for confidential treatment with the SEC for the relevant portions of those Annexes.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV
FOR THE SUPPLY OF OPERATION AND TECHNICAL SERVICES
Annex F: Communications and Office Contact List

Annex F: Communications and Official Contact List

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS EUROPE HOLDING BV
FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex G: Data Protection

CONTRACT BETWEEN VEEVODAFONE ENABLER
ESPAÑA, S.L. AND ELEPHANT TALK
COMMUNICATIONS EUROPE HOLDING BV FOR THE
PROVISION OF TECHNICAL AND OPERATIONAL
SERVICES

Annex G: Data Protection

1st November 2013

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS EUROPE HOLDING BV
FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex G: Data Protection

ANNEX G

DATA PROTECTION

The provision of the services that is the object of this contract will require the access to personal data which are of the responsibility of VEE. By ELEPHANT TALK who will since now be considered Responsible of the Treatment.

As result of the above and under law 15/1999, of Personal data protection of 13th December (hereinafter LOPD), as well as in Royal Decree 1720/2007 of 21 December adopting Regulation development of the LOPD (hereinafter "RLOPD"), ELEPHANT TALK undertakes to compliance the following clauses:

1. - Confidentiality.

ELEPHANT TALK is committed to keep the maximum reserve and secrecy on the information to which it has had access or knowledge that is contained in any file of which VEE is responsible, in special, that that contains personal data. Confidential Information will be considered any data or own information of VEE to which ELEPHANT TALK accedes as a result of the provision of the services stated in Annex I of the present contract, as well as that to which had been able to accede before the signature of the same. ELEPHANT TALK is committed not to disclose this Confidential Information, neither totally, nor partly, as well as not to publish it, nor put it to disposition of thirds, directly or through third persons or companies, without the previous consent in writing of VEE.

The confidentiality obligations established in this clause will stand while the relation between the parts lasts, as well as during five (5) more years after the mentioned relation between VEE and ELEPHANT TALK is extinguished by any cause

2. Personal data included in VEE files

1. Access to Personal data of VEE's responsibility does not have the consideration of communication or transfer of data, but simple access by ELEPHANT TALK to the same, access that is necessary for the execution of the obligations of the present contract.

2. ELEPHANT TALK recognizes that the legislation on protection of personal data (LOPD, arts. 197 and 278 of the Penal Code, and other regulations applicable) sets a series of obligations in the processing of personal data and purpose undertakes to:

•	In General, to observe as many provisions, organizational and technical measures that are necessary and execute all those necessary acts or simply advisable to comply strictly to the obligations that correspond according to current legislation and with good practices in the sector, as responsible for the treatment of files of VEE’s responsibility.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS EUROPE HOLDING BV
FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex G: Data Protection

•	Access to personal data contained in files VEE, responsibility only when necessary for the object of the present contract services and only and exclusively to fulfill the obligations contained in the present contract, always in accordance with the instructions facilitated by VEE.

•	Not give or communicate, in no case to third parties, the personal data included in files responsibility of VEE to which it has access, even for purposes of its conservation, as well as not to allow any type of access to them by third parties.

•	Ensure personal data are handled only by those employees whose intervention is accurate for the contractual purpose.

•	Destroy or return, at choice of VEE, personal data to which it has had access, based on stipulations in category 5 (other obligations) of this Annex.

3. Both parties recognize the special importance that in the treatment of the personal data included in files of VEE responsibility that can be accessed by ELEPHANT TALK as a result of the services provided to VEE, is made with full guarantees regarding safety, complying with applicable regulations.

Therefore, ELEPHANT TALK expressly undertakes to observe and take as many necessary security measures to ensure confidentiality, secret and integrity of personal data that it has access, as well as to take in future any security measures that are required by laws and regulations intended to preserve secrecy, confidentiality and integrity in the automated treatment of personal data.

To these effects, ELEPHANT TALK expressly states that has implemented the basic, medium or high level, security measures, as the case is and the required security level depending on the type of data that it accesses by virtue of the provision of service in question, required by the RLOPD in its title VIII, sections III and IV, articles 89-114. In addition, ELEPHANT TALK expressly, states that corresponding security measures not only are deployed but they are also contained in a Security Document, which is known and mandatory for all its personnel, as established by the RLOPD in its title VIII, chapter II, art. 88.

3. Possibility of subcontracting of services

ELEPHANT TALK may not subcontract with a third the realization of any treatment that has been entrusted VEE, unless it has have obtained the prior written authorization to do so. In this case, once the authorization has been obtained , the subcontractor shall be subject to provisions of this annex using addendum to it.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS EUROPE HOLDING BV
FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex G: Data Protection

4. Other obligations

1. The obligations set for ELEPHANT TALK in this Annex shall be also mandatory for employees, partners, both external as internal, and subcontractors, being its responsibility that they comply with these obligations. ELEPHANT TALK undertakes to which no stranger to your organization natural or legal person access data from contained in the responsibility of VEE, files personal to the ELEPHANT TALK to arrange access as the fruit of the agreed services regardless of the contractual relations ELEPHANT TALK could have with third parties. Specifically, ELEPHANT TALK undertakes to not outsource in no cases and under no circumstance collected activities in the This agreement that could pose an even remote access to personal data included in file VEE, responsibility without prior consent by written it.

2. ELEPHANT TALK shall inform its staff and, where appropriate, collaborators and subcontractors of obligations set in the present Confidentially Annex as well of the obligations related to the processing of personal data. ELEPHANT TALK will make as many warnings and subscribe as many documents as necessary with its staff, and where appropriate, partners and subcontractors, with the aim of ensuring the implementation of such obligations.

Similarly, ELEPHANT TALK is committed after the extinction of the relationship between itself and VEE for any cause, to destroy or, if indicated by VEE, return to the same or to whom VEE had appointed, any confidential information and in particular, (i) of personal data included in files owned by VEE, to which it had access because of the services contained in the present contract, (ii) those data which, in its case, had been generated as a result of the processing of personal data contained in files owned by VEE, (iii) as well as media or documents in which any of these personal data recorded, not preserving copy any of any kind. Should ELEPHANT TALK proceed to the destruction of the above-mentioned information, it will issue a certificate in favor of VEE, stating this action.

The destruction of data will not be applicable where there is a legal provision that requires its conservation, in which case must proceed to the return of the same ensuring VEE such conservation.

By its part, ELEPHANT TALK will keep the data properly blocked as responsibilities of its relationship with VEE may arise.

3. ELEPHANT TALK undertakes to leave VEE free, for any damage, prejudice, spending (including without limitation, attorneys fees) civil liability, penalties or fines imposed by any administrative or judicial organ (specially, in the case of filing of any kind of procedure by the Agencia Española de Protección de Datos) by claims brought against VEE that derived or relate to the failure of ELEPHANT TALK any subcontractor hired by ELEPHANT TALK, obligations or and guarantees arranged in this annex or the rules on data protection personal.

5. Prevalence

The This Annex shall prevail to any other regulation established by Parties regarding data protection and Confidentiality in any other document earlier or later, unless expressly parties, with reference to This Annex, carried out some modification of the whole or part of the same.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK COMMUNICATIONS EUROPE HOLDING BV
FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex G: Data Protection

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Annex G in duplicate and for a single purpose on the date indicated in the header.

Signed. D. Paulo Da Silva Dourado Neves	Signed. Mark Dirk Marin Nije
/s/ José Paulo Da Silva Dourado Neves	/s/ Mark Dirk Marin Nije
By VODAFONE ENABLER ESPAÑA, S.L.	By ELEPHANT TALK EUROPE, HOLDING BV

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK HOLDING BV, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex H: Security, fraud and information protection specifications

CONTRACT BETWEEN VODAFONE ENABLER
ESPAÑA, S.L. AND ELEPHANT TALK EUROPE
HOLDING BV, FOR THE PROVISION OF
TECHNICAL AND OPERATIONAL SERVICES

Annex H: Security, fraud and
information protection specifications

1st November 2013

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Annex H: Security, fraud and information protection specifications

ANNEX H

SECURITY, FRAUD AND INFORMATION PROTECTION SPECIFICATIONS

1. GENERAL ASPECTS	67

2. CONTROL AND INSPECTION OF THE CONDITIONS OF SECURITY	68

2.1 Media monitoring and control	68

3 BREACHES	69

3.1 as serious breaches:	69

3.2 as light breaches:	69

4. Physical and electronic Security and	70

4.1 Security Systems	70

4.2 Service monitoring	72

6.1 Implementation of the information security policy	72

6.2 Responsibilities of systems and networks of VEE	73

6.3 Networks and systems	73

6.4 User accounts	73

7 FRAUD	74

8 Management of Business continuity (BCM)	75

8.1 Business continuity strategy	75

8.2 business continuity plans	75

8.3 Crisis management	76

8.4 operational validations	76

8.5 standard references	76

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Annex H: Security, fraud and information protection specifications

Appendix B: standards and security procedures

SUMMARY OF GENERAL REGULATION OF INFORMATION SECURITY

1. Introduction

1) correct use information

2) User login ID and passwords

3) Use of the information outside of corporate resources

4) Storage information in the microcomputer environment

a) External storage units

b) Information on mobile devices storage

5) Use of electronic mail and Internet

a) Security for the use of your email measures

b) Security for the use of Internet measures

6) Antivirus and protection against malicious programs

7) Connections to data network

a) Equipment Connections to the data network

b) Access from the data network

c) Data network access

8) Legislation in for personal data

9) Communication of incidents

SUMMARY REGULATION OF PHYSICAL SECURITY FOR EXTERNAL SATFF IN VEE INSTALLATIONS

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Annex H: Security, fraud and information protection specifications

1. GENERAL ASPECTS

The provisions contained in the present document, shall be in any case without prejudice to the contract that brings cause to the present Annex.

ELEPHANT TALK assumes full responsibility on the technical, legal and economic suitability of the systems, processes and procedures related to the protection of facilities, equipment, materials and information related with the activities object of this contract as well as any that may derive from the same.

It is also ELEPHANT TALK’s responsibility to adhere to all the mandatory rules and the good practice applicable at every time to activity that is running, both in its technical and administrative aspects.

ELEPHANT TALK must give its collaboration to VEE's Fraud, Risk and Security Direction (referred ahead as the Direction of Security) in all actions and research that before an incident of security and/or fraud might necessary. In any case,

ELEPHANT TALK will be responsible for informing Direction of Security and in particular, the person that VEE designates as responsible to do this, on any security incident and/or fraud that happens, as well as any risk that detects circumstance by ELEPHANT TALK, and which could pose a threat to the interests of VEE.

ELEPHANT TALK must have the proper authorizations granted by the competent bodies of security.

Where appropriate, ELEPHANT TALK must have security and surveillance service SUPPLIERS that are duly certified by competent private security bodies .

ELEPHANT TALK undertakes to train and inform their workers on the policy of security, standards and procedures to implement them as PROVIDERS of goods and services to VEE, and shall prove compliance with this obligation in case of being required by VEE.

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Annex H: Security, fraud and information protection specifications

In case any security incidence occurs on the duration of the contract, ELEPHANT TALK undertakes to immediately report it to VEE Fraud, Risk and Security Department is Spain.

ELEPHANT TALK will be responsible to guarantee the fulfillment of that stipulated in these clauses on the part of any other company subcontracted by ELEPHANT TALK for the execution of the following contract. In addition ELEPHANT TALK will have to communicate this situation to the FRS department.

2. CONTROL AND INSPECTION OF THE SECURITY CONDITIONS

2.1 Media monitoring and control

The Direction of Security by means of the Responsible that it designates may carry out in anytime (even with prior to the beginning of the provision of service) an audit control, verification and supervision over the security conditions in which ELEPHANT TALK, or their subcontractor, perform the awarded, work with the aim of ensuring that the standards and safety procedures included in Annex B, are executed in all times.

Subsequently the Direction of Security will issue a report within not more than 48 hours from the conclusion of the audit in which said collected deficiencies will be recorded.

In case that these deficiencies are qualified by the Direction of Security as serious, they shall be remedied by ELEPHANT TALK prior to the start of the provision of the service, if the audit had made prior to the start of the service, or within not more than 15 calendar days from its communication formal (or a period of more than if it is agreed and accepted in writing by VEE).

On the other hand, and in the assumption that these deficiencies are qualified by the Direction of Security as light They must be remedied by ELEPHANT TALK within 30 calendar days from the formal notification of the report (or in a longer term if this is agreed) (and accepted in writing by VEE).

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK HOLDING BV, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex H: Security, fraud and information protection specifications

ELEPHANT TALK will allow VEE access to the original documentation that supports the fulfillment of its obligations under the contract, as well as any equipment and facilities involved in the provision of the service for which, the necessary staff for this purpose will be made available to VEE.

In case that an inquiry as a result of an incidence of security, ELEPHANT TALK undertakes to cooperate and provide assistance technique that you are required by VEE.

3 BREACHES

Any breach of contract in the field of security, fraud and Information protection , shall be communicated by the Direction of Security to ELEPHANT TALK, using the corresponding record of incidents which receipt shall be signed by ELEPHANT TALK.

Without prejudice of that established thing in Clause Seventh of the Contract of PROVIDERS, the Direction of Security:

3.1 as serious breaches:

•	the substantial or regular breach of Security rules and procedures included in Annex B.

•	the impairment of ELEPHANT TALK of the tasks of control and inspection that correspond to VEE or its personal authorized;

3.2 as light breaches:

•	the precise and non substantial breach of the Security rules and procedures included in Annex B.

•	not provide the Direction of Security reports and data that you are required by virtue the present annex.

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Annex H: Security, fraud and information protection specifications

The accumulation of more than five minor breaches in a quarterly period will constitute a serious breach and the accumulation of three serious breaches over the lifetime of this contract; will lead to the resolution of it.

These breaches will be qualified by the Direction of Security. If any discrepancy of qualifications by ELEPHANT TALK in serious breaches not coming from upon accumulation of minor offences, ELEPHANT TALK may request at its expense a report to an facultative external to both parties agreed and accepted by them who will act as mediator. This facultative will be selected from among persons of recognized prestige in the area of security, as an expert in local and international techniques and standards in this field.

4. PHYSICAL AND ELECTRONIC SECURITY

The following security requirements will be of general application. Exceptionally the Fraud, Risk and Security Department, and as a request of the Supply Chain Department (SCM)p can adapt these measures to the particular circumstances of ELEPHANT TALK.

4.1 Security Systems

When ELEPHANT TALK access or manages information or goods of VEE or of its customers, it must have the following means of protection:

•	A security system of to protect installations against unauthorized access.

•	An electronic system for access controls by use of individualized accreditation and/or elements of biometric identification.

•	A of closed-circuit television system connected to a permanent digital recording system with sight on the physical access points to rooms and spaces where the operations object the contract are produced, as well as equipments giving support to them.

Computers and security systems must be installed and maintained by written contract by part of company approved by the competent bodies.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK HOLDING BV, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex H: Security, fraud and information protection specifications

Any detected deficiency or breakdown on computers or installed security systems and that implies the non-operation of the system shall be settled in a maximum term of 24 hours. This situation should be communicated by ELEPHANT TALK to Direction of Security immediately.

In case that the necessary measures to settle breakdowns or deficiencies are not taken in the established term, the Security Direction reserves the right to settle these breakdowns or deficiencies at the expense of ELEPHANT TALK.

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Annex H: Security, fraud and information protection specifications

4.2 Surveillance Service

ELEPHANT TALK must have, when VEE thus requires it, a 24 hour surveillance service of, with an installed CCTV system to be able to monitor the installation, the correct use of the of the access control systems, care of the possible intrusion and fire alarms and any other appropriate performances them within their professionals competences.

5. SECURITY OF PEOPLE

ELEPHANT TALK shall take the necessary measures to dispose of a individualized writing (see annex A), signed by each of the persons that access the facilities and systems where VEE's information is processed. That document shall reflect the acceptance, and recognition of VEE’s confidentiality standards.

ELEPHANT TALK undertakes to keep these writings archived together with the proof of the identity of the signatories for the entire period of validity of this agreement and during the 5 years after the completion of the same.

ELEPHANT TALK will take the necessary measures to implement identification, registration and accreditation procedures of each one of those who access facilities and systems where computers, systems are hosted and/or VEE's information is processed .

6 INFORMATION AND COMMUNICATIONS TECHNOLOGIES SECURITY

6.1 Implementation of the information security policy

ELEPHANT TALK, in General, shall comply with VEE’s security rules and procedures included in Annex B, and particularly , ELEPHANT TALK undertakes to implement measures of described security in the LO 15/1999 of 13 December of personal data protection that regulates the treatment basic , medium or high Level files, depending on the corresponding level of the processed data.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK HOLDING BV, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex H: Security, fraud and information protection specifications

6.2 Responsibilities on the use of VEE’s systems and networks.

ELEPHANT TALK will be responsible for all actions to be carried out in and from VEE’s systems and networks with user accounts that have been provided for the provision of the contracted Service, being responsibility of ELEPHANT TALK to have identified at all times, those persons who use them and provide these data at the request of VEE.

6.3 Networks and systems

ELEPHANT TALK’s IP networks that connect with the network of VEE, whenever possible, must be isolated both physically as logically of any other network (whether private or public), including ELEPHANT TALK’s private network.

ELEPHANT TALK will have an access profile with the minimum required access to perform their work, have exclusive access to machines, to applications and the information you need to perform services his work.

All ELEPHANT TALK’s desktop computers or laptops of that connect to VEE’s network must have installed a resident antivirus antispyware and antikeylogger, and be updated to the latest file and patch and/or security release. ELEPHANT TALK recognizes VEE’s capacity to monitor and register accesses and uses of VEE’s systems and networks.

6.4 User accounts

User accounts assigned by VEE will be responsibility of ELEPHANT TALK, which must be associated to the person who uses them at all times.

Where possible, ELEPHANT only TALK will have temporary access and not permanent to production systems.

ELEPHANT TALK undertakes to keep up-to-date at every time the inventory of its staff with access to VEE’s networks or systems, communicating VEE punctually and according to the procedures that are establish the registrations, deregistration, and necessary modifications. ELEPHANT TALK is committed to collaborate, according to the established procedures with the periodic revision of the accesses to VEE’s network and systems granted to its staff and whenever it requests it.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK HOLDING BV, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex H: Security, fraud and information protection specifications

ELEPHANT TALK will make intrusion tests of its technical infrastructure that is dedicated to the connectivity with VEE, evaluating its security level, getting a vulnerabilities report and action plans of to reduce them.

VEE reserves the right to require this report as well as to apply the action plan for the minimization of vulnerabilities.

ELEPHANT TALK can be monitored by VEE, when it is deemed necessary to identify any potential security risk of the connection and access.

7. FRAUD

Without prejudice of what it is established in Clause 7 of the PROVIDER Contract, ELEPHANT TALK undertakes to respond for all those economic damages, as well of any other kind, directly or indirectly derived of the illicit activity, suffered by VEE or by third parties with whom VEE has a contractual relation, as result of all actions or omissions of fraudulent nature carried out by persons or entities, that would provide effective services for ELEPHANT TALK, either on a labor basis or through the corresponding commercial contract being also obliged to adopt the measures it deems most appropriate for the surveillance and control in order to prevent the breach of their obligations, under the above contractual relationship.

VEE shall immediately bring to the attention of ELEPHANT TALK, the discovered illicit activities, so that it can immediately put a stop to them.

Once an economic evaluation of the damage suffered by VEE is calculated it will be notified to ELEPHANT TALK, which shall proceed to pay the compensation thereof in the maximum period of 90 days.

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Annex H: Security, fraud and information protection specifications

In the case that ELEPHANT TALK un-attended the payment requirement without a justified cause, the amount which, in his case, it should compensate VEE will generate an interest on arrears in accordance with what is legally established at each time, from the day following the due date for VEE.

8	BUSINESS CONTINUITY MANAGEMENT OF (BCM)

With the aim of ensuring the availability and continuity of service hired by VEE for the lifetime of the contract, ELEPHANT TALK shall have a deployed and operational business continuity strategy. This strategy will be composed of the following aspects:

8.1 Business continuity strategy

ELEPHANT TALK must have of a business continuity strategy properly documented and approved by the company management.

8.2 business continuity plans

ELEPHANT TALK must having and maintaining operating plans cover business continuity the following aspects:

•	Regular identification of critical business processes

•	Recovery plans for critical processes revised regularly

•	Specific operational plans reviewed regularly to cover the following aspects:

1.	Relocation plans for buildings where critical processes are done

2.	alternative production plans for productive environments

3.	Critical communication systems and computer applications that must be duly duplicated in separated geographical locations or have contracts for third party backup plans

4.	Expert functions that must be identified and should have a substitution procedure

5.	Information or critical records that must be properly protected and duplicates in alternative places

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Annex H: Security, fraud and information protection specifications

6.	Critical supplies and suppliers must be identified and an alternative supply plan should exist

7.	Services provided to VEE according to the service levels defined in the contracts

8.3 Crisis management

During the period validity of the contract, ELEPHANT TALK must have crisis management plans for serious incidents covering coordination, recovery and the communication with customers and other important actors in the market.

8.4 operational validations

During the period of the contract ELEPHANT TALK must have a strategy of validation to validate the effectiveness of its business continuity plans and crisis management. These reports will be available for query by VEE with the aim of ensuring that the service provided to VEE It is guaranteed at any time.

8.5 standard references

The reference for business continuity management standard is the BS25999-2 published by the British Business Standard Institute.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK HOLDING BV, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex H: Security, fraud and information protection specifications

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Annex H in duplicate and for a single purpose on the date indicated in the header.

Signed. D. Paulo Da Silva Dourado Neves	Signed. Mark Dirk Marin Nije
/s/ José Paulo Da Silva Dourado Neves	/s/ Mark Dirk Marin Nije
By VODAFONE ENABLER ESPAÑA, S.L.	By ELEPHANT TALK EUROPE, HOLDING BV

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CONTRACT BETWEEN VEE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDINGBV. FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex I: Ethical purchasing

CONTRACT BETWEEN VODAFONE ENABLER
ESPAÑA, S.L. AND ELEPHANT TALK EUROPE
HOLDING, BV. FOR THE PROVISION OF TECHNICAL
AND OPERATIONAL SERVICES

Annex I: Ethical purchasing

1st November 2013

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CONTRACT BETWEEN VEE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDINGBV. FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex I: Ethical purchasing

ANNEX I

ETHICAL PURCHASING

VODAFONE is one of the largest telecommunications companies of the world and as such plays an important role to contribute to the enrichment of the life of persons.

We are also mindful of the importance of managing our business in a careful and responsible manner, and that is why we have adopted a set of essential values and principles of business to regulate our activities and interactions with all our stakeholders throughout the world, including our suppliers.

In accordance with our business principles, we are committed to "promote the implementation of our business principles by" "part of our suppliers and business partners".

The ethical purchasing policy set below must be read in conjunction with our business principles , and is designed with the aim of promoting both safe and fair, working conditions as well for the responsible management of environmental and social issues within VEE supply chain.

The Policy has been developed after having consulted our employees, suppliers and non-governmental organizations. This policy sets the level that we desire that VEE and our supplier reach over the time.

The principle of continuous improvement is applied to all the aspects of the Policy.

In accordance with the dispositions of application of the Policy and as a condition of the negotiation, VEE will require the first level suppliers that assure that they understand and accept its rules and to confirm that they will fulfill them.

We will collaborate with our suppliers in the implementation of the Policy, which might include joint audits and visits to their facilities to assess compliance, on a continuous basis.

VEE will publicly inform on the implantation and the fulfillment of the Policy

We will encourage all suppliers to implement the rules of our Policy it in each area of their business and within their own supply chain.

The ethical purchasing Policy is accompanied of orientative Guidelines that provide more clarity, guidelines and information that endorses its requirements. The references contained in the orientative Guidelines are indicated in the text of the Policy with abbreviations like “[DO1] “. Both documents must be read jointly.

POLICY IMPLANTATION

Property

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CONTRACT BETWEEN VEE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDINGBV. FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex I: Ethical purchasing

•	The of ethical purchasing Policy of VEE jointly belongs to global purchasing Management and the global terminals Directors.

•	Directors as well as their respective suppliers management teams, at global or carrier level, will have operative responsibility for the application of the Policy.

Communication

•	VEE will communicate and present its Policy Ethical Purchases its more excellent groups of interest, as much commits like externally.

•	It will be encouraged to the VEE suppliers to deliver all attack reasonable to promote and to present the Policy between its own suppliers and subcontractors.

Training and Awareness

•	VEE and its suppliers will make sure that all the implied people receive the formation and the directions necessary to support the Policy.

Application

•	the suppliers that implant this Policy must fulfill all the applicable regulations, laws and norms in the countries in which they are present.

•	The Policy is applied with the objective to promote safe and right conditions of work, and the management responsible for the environmental and social questions within VEE's supply chain.

•	It will be required that the suppliers confirm (in writing) that are applying to the Policy or a similar norm of purchases like the Policy of conduct of the electronic industry (EICC by its abbreviations in English); Basic policy of initiative of ethical commerce (ETI); Norm SA 8000 of Social Accountability International; or the collegiate Institute of purchases and provisions (CIPS).

•	We will collaborate with our suppliers in the implantation of the Policy, which can include the accomplishment from joint audits [DO1] and visits to its facilities to evaluate its fulfillment.

•	VEE will ask for their suppliers that facilitate the reasonable access to him to their facilities and all the excellent information with the object of evaluating their fulfillment of the Policy, and that delivers attacks reasonable to make sure that the same their subcontractors do.

Corrective actions

•	It is expected that the suppliers identify, correct and control the continued fulfillment of the activities gathered in the norms of the Policy.

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Annex I: Ethical purchasing

•	The suppliers must inform VEE immediately of any serious breach of the Policy and both will decide a calendar for corrective performances.

•	In case of identifying themselves and of persisting the breaches of the Policy, VEE will consider the possibility of ending the commercial relation with the supplier at issue.

Follow up and reports

•	VEE's of Corporative Responsibility and Purchasing departments will adopt an approach based on risk [DO2] to control the implantation and the fulfillment of the Policy in our chain of provisions, and will inform into the progress in the annual report of Corporative Responsibility of VEE.

•	VEE and their suppliers will deliver attacks reasonable to facilitate, to their employees and other groups of interest, means to inform, of confidential way, on any real or possible infraction of the Policy.
•

THE ETHICAL PURCHASING POLICY

1 Child Manpower

•	No hiring of anyone whose age is below the minimal legal work age. [1]
•	Minors (people under the age of 18) will not be assigned to dangerous tasks, or any task that is not commensurate with the development of the child. [2]
•	Whenever minors are hired, their best interests will prevail.
•	It will support, will be developed or will be made contributions to policies and programs to assist with any juvenile who is currently working.

2 Forced works

•	No forced, compulsory labor or regime is used of bonded and employees have the freedom to terminate your employment by giving reasonable notice. Employees are not obliged to deposit neither money nor identity with the company documents.

3. Safety and health

•	Employees working in a healthy and safe environment of in accordance with international standards and national laws. Such an environment includes access to clean toilets, drinking water, if necessary, adequate for food storage facilities.
•	If the company provides accommodation, it must be clean, secure and should be to meet basic needs of employees.
•	Employees will receive adequate information and training on safety and health.

4. Freedom of Association

•	As far as permitted by law, all employees are free to join or be represented by unions or similar external trade union organizations.

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Annex I: Ethical purchasing

5 Discrimination

•	Negative discrimination [3] is prohibited , including on grounds of race or sex.

6. Disciplinary practices

•	Employees are treated with respect and dignity. Is prohibited any form of physical, verbal aggression or other harassment, threats or any other form of intimidation.

7 Work Hours

•	· Labor hours for employees shall comply with national laws and are not excessive [4].

8 Salaries

•	Employees understand their working conditions and receive a wage [5] fair and reasonable, low conditions equally fair and reasonable.

9 Individual behaviors

•	Any form of bribery, will not be tolerated including tenders or dishonest payments made to employees or organizations or from of these same.

10. The environment

•	The pertinent legislation and the international norms in the management of environmental impacts is fulfilled. In the countries where there is no environmental legislation or it is not applied, responsible practices in the environmental impacts management will be made.

•	Processes have been implemented to improve, actively, the efficient use of limited resources (such as energy, water and raw materials) and technical, operating management, precise controls have been implemented to minimize harmful emissions to the environment.

•	Precise measures have been implemented to improve the environmental compliance of their products and services when they arrive at the hands end user

•	The company supports innovative developments in products and services that can offer social and environmental benefits.

GUIDELINES

These guidelines accompany VEE ethical purchasing Policy and they have been designed to provide more clarity, guidelines and information in favor of the requirements of the Policy. The Guidelines will be reviewed periodically and, when it appropriate, they will be updated to reflect the advances in the ethical management of the provision chain and the best practices of the sector.

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Annex I: Ethical purchasing

The reference numbers like “DO1”, appear in the main text of the Policy and correspond to the notes that come next, under their respective titles.

Application

DO1.     The audits could be made through a VEE representative or a third party. Also joint audits between VEE and ELEPHANT TALK can be made and count with the aid of a representative of the sector or a related nongovernmental association.

Monitoring and Information

DO2.     VEE will put greater attention in those parts of the supply chain where the risk of not fulfilling the Policy is more elevated or where it can have greater difference with the available resources.

Child work

DO3.     The minimum age means the age in which the scholastic obligation end, or under 15 years of age (or below 14 years, in the countries whose means of education are insufficiently developed, in agreement with international principles).

DO4.     The personal development includes the health or physical, mental, spiritual, moral or social the development of a child.

By “Child” a smaller person is understood of 18 years, as she defines herself in Article 1 of the United Nations Convention on the rights of the Child.

“Personal Development” is as it is described in Article 32 of the United Nations Convention on the rights of the Child.

Forced labor

DO5.     A reasonable term of notification is based on the period of contractual notification of an employee and supposes the existence of written contract for all the employees, which reinforces the VEE position of which all the employees understand and count with written information on the conditions of use by virtue of clause 8 on Remuneration.

Health, Security and Well-being

DO6.     the general principles are: to identify, to diminish and to prevent the risks, to use competent and enabled people, to provide and to maintain equipment and tools of security, including personal protective equipment when it is necessary.

DO7. This would have to include the election and formation of people at an appropriate level, in individual of the executives who are responsible for the fulfillment of the obligations of Prevention of labor risks of the supplier.

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CONTRACT BETWEEN VEE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDINGBV. FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex I: Ethical purchasing

Discrimination

DO8.     the discrimination measures include among others: race, color, sex, identification of gender, sexual direction, religion, political opinion, nationality, social origin, social or civil condition, condition of native, handicap, medical condition, state of the VIH, pregnancy, age, condition of veteran and union affiliation.

The supplier must assure that any form of discrimination at any moment of the employment process does not occur, from the selection of possible candidates, interviews and evaluation to the conditions of the position, remuneration or reasons for dismissal.

Schedule of Work

GN9.     The restrictions in the working hours are destined mainly to protect the workers who do not have functions of supervision or management.

GN10.     The exceptional circumstances can include emergency situations, but they will not include anticipated periods of intense demand or temporary increases in the production requirements.

GN11.     In order to determine if the working hours are excessive or no, the type of work made and the suitable working hours for the position it must considered.

Right of information

VEE puts in practice a mechanism of denunciation of irregularities by virtue of its policy of Duty of information. Our suppliers, contractors and employees have the obligation to inform on dishonest acts, corruption, fraud, problems related to labor human rights and, damages to the environment or any other non ethical behavior, either directly to our Group corporative security team +44 (0) 1635 667911 or through a third independent party in +44 (0) 1249 661 795. All the information is confidential.

REFERENCES

Ethical Purchasing policy is based on the following standards International:

•	The United Nations Declaration of Universal human rights.
•	Conventions the of the International Work Organization.
•	Convention on the rights of the child of United Nations.

There is also reference to:

•	Standard SA 8000 for International social Accountability
•	the Basic code of the initiative of trade of ethics and
•	the project of standards on responsibility of the transnational corporations and other business enterprises rights human (2003)

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CONTRACT BETWEEN VEE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDINGBV. FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex I: Ethical purchasing

In Respect of the conventions of the ILO on labor standards, reference has been made to the following provisions during the development of this policy:

•	Convention No. 1 (reasonable working hours)
•	Convention No. 29 (forced labor and servitude)
•	Conventions No. 87, 98 and 135 (freedom of Association)
•	Convention No. 111 (discrimination)
•	Convention No. 138 (minimum age)
•	Convention No. 135 and recommendation No. 143 (the) (Representatives of workers)
•	Convention No. 155, article 19 (training in the field of the) (security and occupational hygiene)

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Annex I in duplicate and for a single purpose on the date indicated in the header.

Signed. D. Paulo Da Silva Dourado Neves	Signed. Mark Dirk Marin Nije
/s/ José Paulo Da Silva Dourado Neves	/s/ Mark Dirk Marin Nije
By VODAFONE ENABLER ESPAÑA, S.L.	By ELEPHANT TALK EUROPE, HOLDING BV

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex J – General Conditions for prevention of risks and health

CONTRACT BETWEEN VODAFONE
ENABLER ESPAÑA, S.L. AND ELEPHANT
TALK EUROPE HOLDING BV FOR THE
PROVISION OF TECHNICAL AND
OPERATIONAL SERVICES

Annex J- General Conditions for prevention
of risks and health

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex J – General Conditions for prevention of risks and health

Annex J

General Conditions of prevention of risks and health.

It is an objective of Vodafone Enables España, S.L. (VEE) to strictly comply with the demands on prevention of Labor risk, that establishes the Spanish legislation on law 31/1995 of 8 November, on prevention of labor risks (LPRL), amended by Law 54/2003, of 12 December, reform of the normative framework of the Prevention of occupational risks, as well as its rules and provisions of development, in any type of work do in their centers or workplaces, this company is directly addressed. Both Parties considered, in any case, such measures are based on the prevention, as a basic criterion that must guide all safety action labor and, hence criterion whose attention lies with all those companies collaboration with VEE.

According to the REAL Decree 171/2004 of 30 January, develops article 24 of the Law 31/1995 of 8 November, the prevention of workplace risk in the field coordination of business activities and to develop the VEE obligations of the implementation of this article, ELEPHANT TALK relation a:

1 THE COMPANY AND THE SERVICES OBJECT OF CONTRACT:

1 Credits that has the documentation below is listed in it affecting to the development of the contract, referring copy of such services documentation in the case that VEE so requires:

(i) Organization resources for the preventive activities.

Specification of the Organization, indicating:

•	Chosen Modality of preventive Organization (self provided prevention service, external, etc.) and assumed and agreed specialties with SP “external”.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex J – General Conditions for prevention of risks and health

•	List of available Human Resources available human and their training in prevention and geographical scope of action for the development of the management of prevention

•	Name the partner or person holding the highest responsibility and that credited the validity of the documentation submitted to VEE.

ii) Assessment of the risk.

The evaluation of Risks may be:

•	In General, which will cover all activities and tasks that may perform workers, as well as the generic information s and instructions delivered by VEE, concerning the risks inherent in the post of work.

•	Specific, caused by work intending to perform in specific locations and/or not be included in the previous evaluation.

These assessments relate solely to the contract services without exclude any activity or task. All assessments will be carried out and revised by ELEPHANT TALK of agreement, at least set out in the Democratic Republic 39/97 of 17 January, by which adopted the RSP.

iii) Planning of the preventive activity

From the assessment of risks that might arise from the development of the services subject to the contract and according to the results obtained, ELEPHANT TALK will have before it a planning its preventive activity in which, to the less, will detail defined preventive activities to accredit, in PRL, subject to workers who develop services covered in the contract. Such planning will define:

a) TRAINING theorical and practical-, sufficient and suitable.

By each course necessary training, at least specify:

•	Title, agenda of the course, theoretical or practical content, time load of each part and activities or tasks for which it is compulsory.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex J – General Conditions for prevention of risks and health

•	Certification required for the faculty provided the course.

(b) Sufficient and appropriate information.

The information (prior and ongoing) will be at least concerning:

•	Risk for safety and health of workers.
•	Measures and applicable protection and prevention activities.
•	Measures taken from pursuant to article 20 of the LPRL of emergency. measures

(c) Health surveillance.

Of the monitoring of health, at least indicate:

•	Types of specified medical examinations.
•	Recurrence established for each tip or of recognition.
•	Evaluation of health at regular intervals after the incorporation into the work, change functions or prolonged absence.

Each type of specified medical examination and its periodicity will be (signed) stipulated by a professional, an entity or body in medicine of the working.

d) Equipment of work and means of protection.

•	Relationship of working equipment used by workers and which will be suitable to the job to be performed. Identification of those that in their use may present specific risks for workers or third parties and measures to take to control or reduce these risks.
•	Relationship equipment individual protection (EPI) suitable (with CE marking) that will be provided to their workers and identification of activities, tasks or functions for those that are provided.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex J – General Conditions for prevention of risks and health

e) Procedures of work and action in the case of emergency. In these procedures, among other issues should include the necessary instructions on first aid, evacuation of injured, etc.

2) ACCREDITATION AND CONTROL OF WORKERS.

To develop (specified in the corresponding item (iii) paragraph) planning of its preventive activity of the present document establishes a system of accreditation and monitoring of workers on the prevention of risks, to ensure that ELEPHANT TALK only accredited workers to develop the subject of the contract services.

Before activity, ELEPHANT TALK credited in writing to VEE that the relationship workers providing the hired services met with the obligations under the risk assessment and planning of its appropriate preventive activity. Such accreditation will mean that workers indicated:

•	Have received sufficient risk information measures for the prevention of such risks and measures of emergency must be applied in each service to be developed
•	Han received the corresponding training both theoretical and practical, sufficient and appropriate techniques and procedures for the prevention of hazards that given job.
•	To the vigilance of health, this is suitable for such work.
•	In respect to the WORK EQUIPMENT and means of protection (‘ in later PPE ' s) individual and collective necessary for his work, the PROVIDER ELEPHANT TALK available all necessary, the maintained in appropriate conditions of use, as well as known and this trained in its use and maintenance.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex J – General Conditions for prevention of risks and health

VEE may verify compliance with the previous requirements. If when request certifications finds does not conform to what is specified, VEE is reserve in any case and in its sole discretion, the right to refuse entry to its facilities workers designated by ELEPHANT TALK, notifying ELEPHANT TALK purpose, forcing it, within a maximum 7 days to update and verify the information previously fulfilled.

ALL THOSE WORKERS THAT DO NOT HAVE THE ADEQUATE ACCREDITATIONS WILL HAVE EXPRESSLY PROHIBITED THE EXECUTION OF WORK FOR VEE.

Development of This section on the system of accreditation and control of the workers, is reflected in a "Protocol control workers" duly signed and managed by both parties.

ELEPHANT TALK designate the presence of preventive if as a result resource in the development of services the present contract submit the cases laid down in the legislation in force. In that case, persons designated shall fulfill the requirements laid down in the legislation in force, as well as they will develop the functions and established responsibilities.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex J – General Conditions for prevention of risks and health

3) NOTIFICATION ACCIDENTS AND INCIDENTS THAT OCCURRED IN CENTRES OR PLACES OF WORK OF VEE

All the accidents or incidents during the development of their activity business as VEE provider must be notified immediately.

Next to the notification, ELEPHANT TALK is obliged to submit the following documentation duly sealed and approved by its prevention service or in his case by the representative of the company within a period not exceeding 7 days after the date of the accident:

•	From the injured full identification TC1 and TC2, certificates of training, delivery of information and EPI´s and aptitude medical.
•	From the Responsible "for execution of work" at that time: identification complete and testimony of what happened, co n its signature original.
•	Report accidents, at least indicating the kind of sinister, happened event identification of witnesses and his statement, etc.
•	Measures that will take to correct the situation that caused the accident or to avoid new casualties.

4) REQUIREMENTS IN THE CASE OF SUPPLIES OF GOODS.

In the case that as a result of the contract award is the provision of machines, equipment, products and useful work, ELEPHANT TALK obliged:

•	To ensure that they do not constitute a source of danger for the worker, whenever installed and used in conditions, uses, forms and for recommended purposes by them. Moreover, must have certification CE.
•	When appropriate, will be packaged and labeled to allow your conservation and manipulation in safety.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex J – General Conditions for prevention of risks and health

•	Provide the (security chips) information indicating the correct way of use by workers, the additional preventive measures to be taken and industrial risks involving both normal use, as their manipulation or improper use or maintenance.
•	Any information must be in Spanish.

5) REQUIREMENTS IN CASE OF REALIZATION OF WORKS OF CONSTRUCTION

For jobs that involve the completion of construction, will be obliged compliance with Dr 1627/97, on October 24, which lays down the minimum provisions on safety and health in construction.

6) OTHERS OBLIGATIONS OF ELEPHANT TALK.

i) ELEPHANT TALK must deliver to the Manager of the contract by VEE:

•	Any documentation required in this annex,
•	Communicating any changes that occur in any of the stated documents.

ii) ELEPHANT TALK certified companies that hire or subcontract for the realization the contract services that meet their obligations in field of prevention of workplace risk. Shall be the responsibility of ELEPHANT TALK to their contracts or outsourced monitoring of the preventive rules contained in this document or any other type of information in this respect that is transmitted by VEE to ELEPHANT TALK, as well as where appropriate, coordinate the implementation of the work.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex J – General Conditions for prevention of risks and health

iii) for each company contracted name subcontracted and/or, ELEPHANT TALK will deliver to VEE a certificate showing that it meets the requirements demanded in the field of Prevention of occupational hazards.

iv) VEE will be at the disposal of ELEPHANT TALK for those queries that it needs to make. You can set contact over the contract manager. Are reminded that as indicated constitutes legal requirements of enforceable, without prejudice come also included elsewhere in the contract or contracts signed, so it is them requires stricter enforceable Also recalling the need that their workers serve and take additional measures of prevention VEE to establish. This derives than any expenditure which can cause compliance or failure to comply with these obligations shall be borne by ELEPHANT TALK account.

v) ELEPHANT TALK undertakes all data provided to VEE are truthful and duly updated so as to meet all requirements required by applicable law on data protection personal. VEE reserves the right to check, when deems it timely, truthfulness, implementation and compliance with the instructions, rules, etc. are part of the documentation submitted by ELEPHANT TALK, of which must have.

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Annex J in duplicate and for a single purpose on the date indicated in the header.

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex J – General Conditions for prevention of risks and health

Signed. D. Paulo Da Silva Dourado Neves	Signed. Mark Dirk Marin Nije
/s/ José Paulo Da Silva Dourado Neves	/s/ Mark Dirk Marin Nije
By VODAFONE ENABLER ESPAÑA, S.L.	By ELEPHANT TALK EUROPE, HOLDING BV

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Certain of the Annexes to the Agreement are currently unexecuted and will be executed separately by the Parties as forseen in the Main Body of the contract in Section 17.2. Upon execution of the outstanding Annexes, and if the Parties so desire, we will submit subsequent requests for confidential treatment with the SEC for the relevant portions of those Annexes.

CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex K: Requirements for Compliance with the Sarbanes-Oxley Rules

Annex K: Requirements for Compliance with the

Sarbanes-Oxley Rules

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex L: Certificate

Annex L: Certificate

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex M: Definitions

Annex M: Definitions

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING, BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex N: Quality and environment

CONTRACT BETWEEN VODAFONE ENABLER
ESPAÑA, S.L. AND ELEPHANT TALK EUROPE
HOLDING, BV FOR THE PROVISION OF TECHNICAL
AND OPERATIONAL SERVICES

Annex N: Quality and environment

1st November 2013

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING, BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex N: Quality and environment

ANNEX N

ENVIRONMENT

QUALITY PARAMETERS OF THE OBJECT OF THE CONTRACT

MINIMUM CONTENT OF THE QUALITY PLAN

Notwithstanding the technical specifications and the adequacy to the law applicable to the contract, the quality Plan shall have the following minimum content:

A QUALITY OF THE OBJECT

1.	List of documentation to be used for the supply, including definition, characteristics and criteria of acceptance.

2.	Program of Inspection Points detailing, in sequence, all actions provided for in the control of quality on the object of the contract to ensure its characteristics during the entire process, indicating quality variables to control, control criteria, measurements, tolerances and acceptance criteria.

3.	Index of the of the final quality dossier that will delivered to VEE, before the acceptance of the supplies. This dossier will include technical documents and the evidence and results of checks carried out, for the sake of the adequacy of the object of the contract with the features, and quality requirements.

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Annex N: Quality and environment

B	QUALITY OF THE PRODUCTION PROCESS

1.	Quality management procedures that ELEPHANT TALK intends to apply during the term of this Contract. In all cases the following will be included in the proposed set: "Control of suppliers and subcontractors", "treatment of non-conformities, deviations and claims", "Management of corrective actions", "Process Control" (of the object of the contract), and "Control of calibration of measuring and test equipment", being ELEPHANT TALK empowered to apply other additional procedures.

2.	Appointment of a person in charge of quality that acts as interlocutor with the VEE Department of quality evaluation and that takes responsibility for the realization of the results of the quality Plan.

MINIMUM CONTENT OF THE ENVIRONMENTAL MANAGEMENT PLAN

Without prejudice to the technical specifications and the adequacy to the law applicable to the contract, the environmental Plan shall have the following minimum content:

A.	IDENTIFICATION AND EVALUATION OF ENVIRONMENTAL ASPECTS

1. List of all the environmental aspects associated with the activity, in relation to:

-	Emission of pollutants, noise and vibrations into the atmosphere.

-	Assimilable to urban and inert waste management.

-	Management of hazardous waste.

-	Alteration of the natural environment / landscape.

-	Visual condition of temporary facilities.

-	Condition to the cultural, artistic or archaeological heritage.

2. Quantification of the above mentioned aspects, insofar as that is possible.

3. Relationship of preventive and corrective measures to minimize the environmental impact of the activity undertaken.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING, BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex N: Quality and environment

B.- IDENTIFICATION OF LEGAL REQUIREMENTS OF ENVIRONMENTAL MANAGEMENT

1.	List of derived requirements and standards applicable to the activity, and in connection with the described environmental aspects.

2.	Copy of the necessary documents in relation to the applicable law (document tracking and control of hazardous waste, construction permit).

3.	Copy of the environmental impact assessment when the environmental impact assessment regulations may apply to the activity carried out.

C.-	MONITORING AND CONTROL OF WORK PLAN

1.	Records of monitoring and control with the following contents: description of operation, type of control (visual or documented), periodicity of control, acceptance criteria and control manager.

2.	Description and copy of the Procedure in emergency situations.

3.	Identification of the authorized management company that is going to make charge inert waste and hazardous waste.

4.	Identification of the person responsible for environmental management.

ELEPHANT TALKis committed to complying with all the provisions of this annex and with the procedures and specifications derived from the environmental management system implemented in VEE that apply to you, which will be delivered by VEE to ELEPHANT TALK upon request. Likewise, it shall take all necessary measures to ensure that employees are informed of the provisions of this annex and the procedures and specifications that apply to it.

And in conformity with the above, both appearing in the representation that involved, sign the present annex N exemplary twice and a single effect on the designated date in the header,

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Annex N in duplicate and for a single purpose on the date indicated in the header.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING, BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex N: Quality and environment

Signed: Mr. Paulo Da Silva Dourado Neves	Signed: D. Mark Dirk Marin Nije
/s/ José Paulo Da Silva Dourado Neves	/s/ Mark Dirk Marin Nije
By VEE ENABLER ESPAÑA S.L.	By ELEPHANT TALK EUROPE HOLDING, BV

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CONTRACT BETWEEN VODAFONE ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING BV FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex O: Information Security General Regulation

Annex O: Information Security General
Regulation

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING, BV FOR THE PROVISION OF OPERATIONAL AND TECHNICAL SERVICES
Annex P: Security of Information general regulation

CONTRACT BETWEEN VODAFONE
ENABLER ESPAÑA, S.L. AND
ELEPHANT TALK EUROPE HOLDING,
BV FOR THE PROVISION OF
OPERATIONAL AND TECHNICAL
SERVICES

Annex P: Security of Information general regulation

1st November 2013

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING, BV FOR THE PROVISION OF OPERATIONAL AND TECHNICAL SERVICES
Annex P: Security of Information general regulation

ANNEX P

GENERAL INFORMATION SECURITY REGULATIONS

1 Introduction

All external personnel authorized to access or modify the information owned by VEE is subject to compliance with the rules of safety of information, in particular:

•	All external collaborator of VEE, must keep the required confidentiality during and after their employment relationship with respect to the information of company or personal data to which access for their work.

•	All external collaborator of VEE must strictly comply with confidentiality clauses included in contracts for the provision of services, or those that have been signed with a personal.

VEE shall be entitled to take appropriate legal measures in case of failure to comply with these responsibilities.

2. Proper use of the information

All employees of VEE and external partners will be responsible for non-disclosure, loss or unavailability of information, either accidentally or deliberately. As general rule, information must not be removed from the workplace, except in those cases in which there is no other solution and the extraction of information is fully justified. Whenever information is removed from systems, equipment, or office of VEE, the data must be encrypted in the equipment of the third party, the responsible of the third in VEEE (VEE SPOC) must approve the extraction and in the case of being C3 or C4 information, the Information Officer must approve the removal of the information.

The notebooks of the third party expected to treat or maintain data from VEE must have the USB and CD/DVD recorders disabled and hard disk must be encrypted by software validated by VEE.

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Annex P: Security of Information general regulation

Confidential information will not be sent over the Internet or other public network, since by nature it is not considered secure.

In General, the storage on corporate resources or access or download from resources provided by VEE of any type of content (videos, music, images, documents, etc.) subject to copyright, intellectual property law or any other law or regulation in force applicable in this respect is not allowed. Any such content will be deleted automatically.

In the termination of the contract the third party must destroy all documents (paper or electronic) associated with the service offered to VEE. The third will use a data cleansing tool for this purpose, those computers that may contain information of VEE.

3 User ID and passwords

The authentication mechanisms (user IDs and passwords, digital certificates, etc.) are personal and non-transferable and, therefore, cannot be shared. Each person is responsible for the actions that are recorded in the technological resources with its user code. The actions carried out in systems and infrastructures of VEE are recorded and may be monitored in order to identify and investigate security incidents.

4 Use of information outside the corporate resources

The use of paper, removable media or files with information that has been extracted from the technological resources should be avoided as far as possible. Special attention must also be taken in those cases in which sensitive information is distributed either on magnetic supports, through pouch or by personal mailboxes of employees and external collaborators.

In those cases in which information is sent or received, to or from other entities or enterprises through telematic means, it will be agreed with these companies, together with ICT security, secure means of distribution, according to the established connection standards.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING, BV FOR THE PROVISION OF OPERATIONAL AND TECHNICAL SERVICES
Annex P: Security of Information general regulation

5 Storage of Information in the microcomputer environment

In no case, users may create any file or document containing personal data in network drives; this information should only remain in the corresponding platforms on which safety measures to ensure the confidentiality, integrity and availability of information and compliance with the security measures established in the legislation of personal character data corresponding to the level of security of the files have been implemented.

Microcomputer-based information must be stored in those resources that will ensure its confidentiality, integrity and availability in each case.

5.1 External storage units

Proper use and custody of information will be the responsibility of the user who has made the extraction of information from the platform which housed it originally.

5.2 Storage in mobile devices

Provided that mobile devices in which information property of VEE can be stored, are used, security measures enabling the protection of information stored in them from all kinds of theft, unauthorized access, disclosure of the information contained in them or loss of the devices, either deliberately or accidentally, must be implanted.

6 Use of e-mail and Internet access

E-mail and Internet access are working tools which can be provided by VEE to their external partners to exclusively perform the tasks involved in its work. It is not a tool intended for private or personal use.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING, BV FOR THE PROVISION OF OPERATIONAL AND TECHNICAL SERVICES
Annex P: Security of Information general regulation

6.1 Safety measures for the use of electronic mail

It the case that a user account of the domains @vodafone-enabler.com, @corp.vodafone.es or any other domain owned by the VODAFONE group is granted, the user is not identified in a particular way, but as a member of VODAFONE, therefore no user should participate in forums in a personal title since it would involve the name of VODAFONE.

The use of public email systems for communications issues related to the functions carried out by the user in his job is prohibited.

All users access to corporate mail system will be made by a personal user account and all the information that is required with respect to the use of e-mail will be stored, for if necessary, analyze it and be able to detect, in the event of incidents, if an inappropriate use of the mail is underway.

As a general rule, the e-mail should not be used for the sending of confidential or secret information over the Internet.

6.2 Safety measures for the use of the Internet

In the case of Internet, the following must be taken into account to ensure correct operation:

•	All Internet access from VEE infrastructure will be maintained through the mechanisms provided by VEE and validated by ICT security, authenticating the user, through a personalized user account.

•	Under no circumstances, no user will avoid security controls that regulate access to the Internet from VEE infrastructure.

•	It is not allowed to download programs or Internet software, even of public consideration to VEE infrastructure, since it could contain viruses or any malicious code.

•	Corporate Internet access is monitored and all accesses are recorded. The information necessary for its analysis and possibility of misuse detection is stored.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING, BV FOR THE PROVISION OF OPERATIONAL AND TECHNICAL SERVICES
Annex P: Security of Information general regulation

7.	Antivirus and malware protection

In order to prevent and detect the introduction of malicious software all technological resource installed or connected to VEE susceptible of being infected by any virus or malicious code in general (client stations, laptops, servers, etc.) must have installed and active a antivirus program with antispam and antispyware functionality.

8 Data network connections

8.1 Connection of equipment to the data network

All stations, desktops and laptops, as well as the hardware associated with these, connecting directly to the corporate network will be provided, or must be homologated, by VEE.

8.2 Access from data network of VODAFONE.

These accesses must be made through Corporate connection services operating in every moment, approved by ICT security.

8.3 Access to VEE’s data network.

All connections from networks outside of the VEE network will be validated by ICT security through the procedures established for that purpose. No use of connection equipment to VEE network different than the validated by ICT security will be used. The configuration of the equipment used to connect to the network of VEE must incorporate at least one antivirus, antispam, antispyware and be updated with all security patches.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK EUROPE HOLDING, BV FOR THE PROVISION OF OPERATIONAL AND TECHNICAL SERVICES
Annex P: Security of Information general regulation

9 Personal data legislation

There is a specific legislation (Data Protection Act and regulations and associated instructions) on the protection of data of personal nature which knowledge and compliance is mandatory to all external collaborators of the company.

10 Communication of incidences

Any user who has knowledge directly or indirectly of any actual or potential incident that might arise from a breach of the here described, shall immediately communicate such incidence, and the actions that had been taken urgently, to its immediate VEE manager or ICT security team.

And as proof of their conformity with the foregoing, both Parties appearing, in the representation in which they intervene, sign this Annex P in duplicate and for a single purpose on the date indicated in the header.

Signed: Mr. Paulo Da Silva Dourado Neves	Signed: D. Mark Dirk Marin Nije
/s/ José Paulo Da Silva Dourado Neves	/s/ Mark Dirk Marin Nije
By VEE ENABLER ESPAÑA S.L	By ELEPHANT TALK EUROPE HOLDING, BV

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Confidential Treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with an asterisk [*], has been filed separately with the Securities and Exchange Commission.

CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK HOLDING BV, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex Q: Anti-bribery

CONTRACT BETWEEN VODAFONE
ENABLER ESPAÑA, S.L. AND ELEPHANT
TALK EUROPE HOLDING, BV FOR THE
PROVISION OF OPERATIONAL AND
TECHNICAL SERVICES

Annex Q: anti-bribery

November 1st , 2013

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK HOLDING BV, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex Q: Anti-bribery

ANNEX Q

VEE ANTI-CORRUPTION AND ANTI BRIBERY POLICY

VODAFONE’s anti-corruption and anti-bribery policy applies to all subsidiary companies of the Vodafone Group and Joint Ventures with a stake of 50% or more, employees, as well as providers, agents and other employees of the companies of the Vodafone Group. As a result, this policy shall apply to ELEPHANT TALK, in so far as this it acts on behalf or in the name of VEE as well as on all occasions in which it carries out acts related to the contract signed between VEE and ELEPHANT TALK.

VEE’s anti-corruption and anti-bribery Policy obliges ELEPHANT TALK to meet the highest of legal and ethical standards in the conduct of its business with VEE. In addition, this policy focuses on one of the fundamental principles of Vodafone, called “doing what's right”.

The objective of this policy is to ensure compliance with the standards, both national and international, on anti-corruption and anti-bribery, whose breach may involve the imposition of prison sentences and fines, resulting highly harmful to the business of VEE and its reputation.

VEE’s anti-corruption and anti-bribery policy is derived from the application, to all the subsidiaries of the Vodafone Group, of the following standards:

• United Kingdom anti-corruption rules (Bribery Act 2010f);

• United States rules on foreign corruption (Foreign Corrupt Practices Act - FCPA);

• OECD rules established by the Convention against bribery of foreign public officials in international transactions, of 21 November 1997;

• National standards (in particular articles 286, 419, 428 and matching of the Spanish Penal Code, which includes the offences of corruption between individuals, bribery and influence peddling, respectively).

It is the policy of VEE that ELEPHANT TALK complies in all respects with national and international standards, laws, rules and principles relating to the fight against corruption and bribery in each of the jurisdictions where it operates or has any other activity.

To do this, ELEPHANT TALK undertakes to establish and implement procedures to effective compliance with these standards. VEE may at any time ask ELEPHANT TALK accrediting the existence and pursuant to such procedures, committing ELEPHANT TALK to certify these aspects.

As a result, any form of bribery or bribery, including offers of undue or improper payments made to ELEPHANT TALK or by it to a third party will not be tolerated.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK HOLDING BV, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex Q: Anti-bribery

In this regard, bribe is referred a the giving, offering or promising of money or anything else of value, both directly and indirectly, to a civil servant, with the aim of influencing the official and thus gain an advantage when it comes to obtain or retain business. These type of payments are prohibited even if:

•	They redound to the benefit of another person other than that makes the payment;
•	the business to be obtained is not with the public administration;
•	the payment does not derive finally in the obtaining of the business;
•	is the official who initially suggested the payment;
•	the amount paid or the delivered thing has little value.

Þ ELEPHANT TALK should not accept or never offer any form of bribery in order to speed up a process or make a profit. This applies if the payment is made directly or indirectly, through an agent or partner.

The contacts made on behalf of VEE with Governments, agencies or Government officials will be held so as to ensure compliance with the anti-corruption rules. Consultants, consultants, subcontractors or other agents contracted to assist or represent ELEPHANT TALK will be informed of this policy and forced to comply with its terms.

Corruption among individuals means promise or offer a benefit of any kind to any Director, Manager, employee or contributor to a company to make it conducive to it or one third party against others, in breach of its obligations in the purchase or sale of goods or the hiring of professional services. These behaviors are completely prohibited by VEE.

Þ ELEPHANT TALK should not never accept or offer a benefit not justified to achieve a contract.

Influence peddling means attempting to influence a public official or authority, prevailing of a personal relationship with this or with any other public officer or authority, to achieve a resolution that can generate an economic benefit for himself or for VEE. This behavior is strictly forbidden by VEE.

Þ ELEPHANT TALK must not, under no circumstances, benefit from a personal relationship with an officer or authority to get a resolution that interests him directly or to VEE .

To avoid any misconduct, ELEPHANT TALK must:

•	Be careful when they are offered or received gifts and invitations.
•	Even the charitable donations may constitute improper payments if they are made to facilitate a process or to acquire a commercial advantage.
•	Pay special attention in the case of proposition of gift or invitation to an official.
•	Business invitations must be moderate regarding the involved spending.
•	Travel and accommodation costs must be moderate and be offered only for journeys directly related to the promotion of the services and products of ELEPHANT TALK.

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CONTRACT BETWEEN VODAFONE ENABLER ESPAÑA, S.L. AND ELEPHANT TALK HOLDING BV, FOR THE PROVISION OF TECHNICAL AND OPERATIONAL SERVICES
Annex Q: Anti-bribery

•	In case of doubt to a certain conduct, require the approval of VEE.

And in conformity with the above, both appearing in the representation that involved, sign the present annex Q in duplicate form and a single effect on the designated date in the header,

Signed: Mr. Paulo Da Silva Dourado Neves	Signed: D. Mark Dirk Marin Nije
/s/ José Paulo Da Silva Dourado Neves	/s/ Mark Dirk Marin Nije
By VEE ENABLER ESPAÑA S.L.	By ELEPHANT TALK EUROPE HOLDING, BV

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